                                                                    EXHIBIT 10.2

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT


                                   dated as of


                                November 7, 2003


                                      among


           U.S. Bank National Association, as USB Disbursement Agent,
               Wells Fargo Bank, N.A., as WFB Disbursement Agent,
                   U.S. Bank National Association, as Trustee,
         Merritt & Harris, Inc., as Independent Construction Consultant
                       River Rock Entertainment Authority
                                       and
           The Dry Creek Rancheria Band of Pomo Indians of California
            (solely with respect to its obligations under Section 13)

                                Table of Contents

                                                                                                               Page

1.       Definitions..............................................................................................2
         1.1.     Defined Terms...................................................................................2
         1.2      Index of Additional Defined Terms...............................................................8
2.       Appointment of Disbursement Agents; Establishment of Collateral Accounts; Related Provisions.............9
         2.1      Appointment of the Disbursement Agents..........................................................9
         2.2      Establishment of Collateral Accounts............................................................9
                  2.2.1    Establishment of Collateral Accounts...................................................9
                  2.2.2    General...............................................................................10
                  2.2.3    Net Loss Proceeds.....................................................................10
         2.3      Acknowledgement of Security Interest; Control..................................................10
         2.4      Control of Collateral Accounts.................................................................10
         2.5      Control of Specific Collateral Accounts........................................................12
                  2.5.1    Control of Operating Account..........................................................12
                  2.5.2    Control of Construction Disbursement Account, Dugan Property Improvements
                           Account and Construction Escrow Account...............................................12
         2.6      The Authority's Rights.........................................................................12
         2.7      Cash Equivalents...............................................................................12
         2.8      Remedies.......................................................................................13
         2.9      Waiver of Set-Off Rights.......................................................................13
         2.10     Cooperation....................................................................................13
3.       Certain Responsibilities of Disbursement Agents and Independent Construction Consultant.................14
         3.1      Disbursements from the Collateral Accounts.....................................................14
         3.2      Transfer of Funds at Direction of Trustee......................................................14
         3.3      Payment of Compensation........................................................................14
                  3.3.1    Independent Construction Consultant's Compensation....................................14
                  3.3.2    Procedure.............................................................................14
         3.4      Periodic Review................................................................................15
                  3.4.1    Review by USB Disbursement Agent......................................................15
                  3.4.2    Review by Independent Construction Consultant.........................................15
4.       Disbursements During Construction Period................................................................16
         4.1      Initial Disbursements from the Construction Disbursement Account...............................16
         4.2      Subsequent Disbursements from the Construction Disbursement Account and Construction
                  Escrow Account.................................................................................16
                  4.2.1    Disbursement Requests.................................................................16
                  4.2.2    Additional Conditions to Subsequent Disbursements from the Construction
                           Disbursement Account..................................................................17
                  4.2.3    Non-Satisfaction of Conditions........................................................17
                  4.2.4    Disbursements from Construction Escrow Account........................................18
                  4.2.5    Final Disbursement from Construction Escrow Account...................................19
         4.3      Disbursements from Dugan Property Improvements Account.........................................19
                  4.3.1    Land Development Disbursement Requests................................................19
                  4.3.2    Additional Conditions to Disbursements from the Land Development Disbursement
                           Account...............................................................................19
                  4.3.3    Non-Satisfaction of Conditions........................................................20
                  4.3.4    Final Disbursement from Land Development Disbursement Account.........................20

5.       Certain Construction Period Covenants...................................................................21
         5.1      Available Construction Funds Certificate.......................................................21
         5.2      Construction Cost Overruns.....................................................................21
         5.3      Project Cost Schedule Certificate..............................................................21
         5.4      Final Plans....................................................................................21
         5.5      Amendment to Authority Budget..................................................................22
6.       Certain Operating Period Covenants......................................................................22
         6.1      Deposit of Pledged Revenues Other Than Cage Cash...............................................22
                  6.1.1    Transfer to WFB Disbursement Agent....................................................22
                  6.1.2    Control Agreement.....................................................................22
                  6.1.3    Discretionary Deposits................................................................22
         6.2      Funds in Accounts..............................................................................22
         6.3      Notice of Substantial Completion...............................................................22
7.       Limitation of Liability.................................................................................23
         7.1      Limitation of a Disbursement Agent's Liability.................................................23
         7.2      Limitation of Independent Construction Consultant's Liability..................................23
8.       Indemnity and Insurance.................................................................................24
         8.1      Indemnification of Disbursement Agent..........................................................24
         8.2      Insurance......................................................................................24
9.       Termination.............................................................................................25
10.      Substitution or Resignation of Disbursement Agent.......................................................25
         10.1     Procedure......................................................................................25
         10.2     Successor Disbursement Agent...................................................................26
         10.3     Eligibility; Disqualification..................................................................26
         10.4     Consent of Independent Construction Consultant.................................................26
11.      Statement of Collateral Accounts........................................................................26
12.      Miscellaneous...........................................................................................26
         12.1     Waiver.........................................................................................26
         12.2     Invalidity.....................................................................................26
         12.3     No Authority...................................................................................26
         12.4     Assignment.....................................................................................26
         12.5     Benefit........................................................................................27
         12.6     Time...........................................................................................27
         12.7     Choice of Law..................................................................................27
         12.8     Entire Agreement; Amendments...................................................................27
         12.9     Notices........................................................................................27
         12.10    Counterparts...................................................................................28
         12.11    Captions.......................................................................................28
         12.12    Right to Consult Counsel.......................................................................28
         12.13    Tribe Authorization............................................................................28
         12.14    Authority Authorization........................................................................28
13.      Governing Law; Jurisdiction; Governing Law Provisions...................................................29
         13.1     Governing Law Provisions.......................................................................29
         13.2     Waiver of Sovereign Immunity...................................................................29
         13.3     Waiver of Tribal Court.........................................................................29
         13.4     Jurisdiction...................................................................................29
         13.5     Arbitration....................................................................................30
         13.6     Service of Process.............................................................................30
         13.7     Non-Impairment.................................................................................30
         13.8     IGRA Savings Provisions........................................................................30

                                TABLE OF EXHIBITS


Exhibit

A                 Initial Disbursements Certificate

B                 Form of Authority's Closing Certificate

C                 Form of Trustee's Closing Certificate

D                 Form of Construction Disbursement Request

E                 Form of Available Construction Funds Certificate

F                 Form of Project Cost Schedule Certificate

G                 Form of Authority Budget Amendment Certificate

H                 Initial Authority Budget

I                 Form of Final Plans Amendment Certificate

J-1               Form of Officer's Certificate (First Phase)

J-2               Form of Officer's Certificate (Second Phase)

J-3               Form of Substantial Completion Certificate (Project)

J-4               Form of Officer's Certificate (Dugan Project)

K-1               Form of Control Agreement (Construction Accounts)

K-2               Control Agreement (Operating Accounts)

L                 Form of Land Development Disbursement Request

                   CASH COLLATERAL AND DISBURSEMENT AGREEMENT


         THIS CASH COLLATERAL AND DISBURSEMENT AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this "Agreement") is dated as of November 7, 2003, by and among U.S. Bank National Association, a national banking association, as disbursement agent, securities intermediary and depositary bank (the "USB Disbursement Agent"), Wells Fargo Bank, N.A., a national banking association, as disbursement agent, securities intermediary and depositary bank (the "WFB Disbursement Agent"), (the USB Disbursement Agent and the WFB Disbursement Agent, together with any successor disbursement agent permitted hereunder, being sometimes referred to herein individually or collectively as the "Disbursement Agent"), U.S. Bank National Association, a national banking association, as trustee under the Indenture (as defined herein) (together with its successors and assigns from time to time under the Indenture, the "Trustee"), Merritt & Harris, Inc. (the "Independent Construction Consultant"), the River Rock Entertainment Authority (the "Authority"), an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California (the "Tribe") and the Tribe (solely with respect to its obligations under Section 13).

                                    RECITALS


         A. Senior Notes. Concurrently herewith, the Authority is issuing $200,000,000 aggregate principal amount of its 9.75% Senior Notes due 2011 (together with all notes issued in exchange or replacement therefor, the "Initial Senior Notes"), pursuant to the Indenture. In addition, the Authority may issue additional senior notes (other than the Initial Senior Notes) pursuant to the Indenture in accordance with the provisions thereof (collectively with the Initial Senior Notes, the "Senior Notes").

         B. Facility. The Authority and the Tribe desire to design, develop and construct three parking structures and certain infrastructure improvements (the "Project") upon the Tribe's reservation near Geyserville, California (the "Rancheria") and an access road upon certain property adjacent to the Rancheria (the "Dugan Property") to support the existing gaming facility of the Authority (such gaming facility and the Project collectively the "Facility"). The Tribe has delegated to the Authority all rights and decision-making authority with respect to the development, construction and operation of the Project pursuant to the Authority Ordinance (as defined below).

         C. Use of Proceeds. The net proceeds from the issuance of the Initial Senior Notes (the "Proceeds") will be used (among other things) to repay a majority of the Authority's outstanding indebtedness, to fund the completion of the Project, to fund the settlement of litigation involving the Tribe, to fund the acquisition of and development of an access road on the Dugan Property and to repay outstanding indebtedness of the Tribe.

         D. Collateral Accounts. Contemporaneously with the execution of this Agreement, $64,600,000 of the Proceeds will be deposited into the Construction Disbursement Account (as defined below), $5,000,000 of the Proceeds will be deposited into the Dugan Property Improvements Account (as defined below) and $10,000,000 of the Proceeds will be deposited into the Construction Escrow Account (as defined below). In addition, Pledged Revenues (as defined below) will be deposited as they are received by the Authority into the Operating Account (as defined below). Assets maintained in the Construction Escrow Account, the Construction Disbursement Account, the Dugan Property Improvements Account and the Operating Account are owned beneficially by the Authority, subject to the terms and conditions of this Agreement.

         E. Purpose. The parties have entered into this Agreement to set forth the conditions upon which, and the manner in which, funds will be disbursed from
(a) the Construction Disbursement Account to fund the Project, (b) the Dugan Property Improvements Account to fund the development of an access road and certain related improvements to the Dugan Property (the "Dugan Project"), (c) the Construction Escrow Account to permit the Authority to fund cost overruns with respect to the Project, and (d) all of the accounts established hereby for the further purposes set forth herein.

                                    AGREEMENT


         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions.

                  1.1 Defined Terms. The terms defined in this Section 1 shall have the meanings herein specified:

                  "Additional Operating Revenue" means revenue generated by the Authority, other than from disposition of its assets, but only to the extent that such revenue has been deposited in the Collateral Accounts and is held by the Authority, free and clear of any claims of any other Person whatsoever; provided, however, that as of any date of measurement, Additional Operating Revenue shall also include investment income which the Authority reasonably determines will accrue on funds in the Collateral Accounts through the date that the Authority reasonably anticipates that Substantial Completion will occur.

                  "Affiliate" has the meaning ascribed thereto in the Indenture.

                  "Authority Budget" means the Initial Authority Budget as the Initial Authority Budget may be amended from time to time in accordance with this Agreement.

                  "Authority's Closing Certificate" means an Officers' Certificate of the Authority in the form attached hereto as Exhibit B.

                  "Authority Ordinance" means The River Rock Entertainment Authority Act of 2003 duly and validly adopted by the Tribe.

                  "Available Construction Funds" means, with respect to the Authority at any given time, the Original Allocation less the amount of disbursements theretofore made from the Construction Disbursement Account.

                  "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                  "Business Day" has the meaning ascribed thereto in the Indenture.

                  "Cash Equivalents" has the meaning ascribed thereto in the Indenture.

                  "Collateral" means all of the following:

                           (a)      the Collateral Accounts;

                           (b)      all cash, Cash Equivalents, instruments,
investments and other securities or Financial Assets at any time on deposit in or credited to the Collateral Accounts;

                           (c) the Pledged Revenues, whether now or hereafter
owned, existing, arising or acquired, wherever held or located, and whenever received;

                           (d) each Operating Account and each other operating
account of the Authority in each Collection Bank;

                           (e) any other collateral under any of the Collateral
Documents; and

                           (f) all proceeds of any of the foregoing;

excluding, however, any Pledged Revenues and all proceeds therefrom released to the Authority or the Tribe or to its order in accordance with the terms hereof or pursuant to the terms of the Indenture.

                  "Collateral Documents" has the meaning ascribed thereto in the Indenture.

                  "Collection Bank" means each bank into which the Authority initially deposits Pledged Revenues upon receipt thereof.

                  "Construction Contracts" means the direct contracts between the Authority and any Person pertaining to the construction of the Project or the Dugan Project.

                  "Construction Expenses" means Project Costs incurred in accordance with the Authority Budget, excluding, however, (a) any Pre-Issuance Expenses, and (b) any Debt Financing Costs.

                  "Construction Period" means the period from the Issuance Date to and including Substantial Completion.

                  "Construction Schedule" means a schedule describing the sequencing of the components of work to be undertaken in connection with the Project, which schedule (as the same may be amended) demonstrates that Substantial Completion will occur on or before the Operating Deadline.

                  "Contractor" means a contractor or supplier of materials or services in connection with the construction of the Project pursuant to a direct contract with the Authority or contract assigned by the Tribe to the Authority.

                  "Control Agreement" means an agreement substantially in the form of Exhibits K-1 or K-2 attached hereto.

                  "Debt Financing Costs" means all payments of principal, interest and other amounts payable by the Authority from time to time under the Indenture, and any other senior debt or subordinated debt, if any, incurred as permitted by the terms of the Indenture.

                  "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

                  "Event of Default" means the occurrence of any of the following specified events:

                           (a) The occurrence and continuance of an Event of
Default under the Indenture.

                           (b) The USB Disbursement Agent, after appropriate
consultation with the Authority, is unable to approve a Construction Disbursement Request in excess of $100,000 due to the failure of the Authority to satisfy the conditions precedent thereto set forth herein, including, without limitation, the condition precedent that the Authority deliver the certificates required under this Agreement, and such failure continues for thirty (30) days after notice thereof without being cured.

                           (c) Any time that the Available Construction Funds
are less than the Remaining Costs and such deficiency continues for a period of thirty (30) days without being cured.

                           (d) The failure of the Authority to deliver any
material documents required to be delivered by the Authority pursuant to this Agreement and any such failure continues for thirty (30) days after notice thereof without being cured.

                  "Final Plans" means, with respect to any particular component of the Project:

                           (a) the Plans for such component, if any, that have
been submitted to and approved by the Independent Construction Consultant; and

                           (b) to the extent Plans for such component have not
been submitted to and approved by the Independent Construction Consultant or to the extent such Plans do not contain sufficient specificity to permit the completion of such component, the Plans for such component to the extent such
Plans:

                                    (i) have received final approval from all
governmental authorities required to approve such Plans prior to completion of the component, if any;

                                    (ii) contain sufficient specificity to
permit the completion of such component;

                                    (iii) are consistent with constructing the
Project to include the Minimum Project;

                                    (iv) have been signed by an architect
licensed to practice architecture in the State of California;

                                    (v) call for construction of the Project
which will permit Substantial Completion to occur on or prior to the Operating Deadline;

provided, however, that the Final Plans may be modified from time to time in accordance with the terms hereof.

                  "Final Plans Amendment Certificate" means an Officers' Certificate from the Authority in the form attached hereto as Exhibit I.

                  "GAAP" has the meaning ascribed thereto in the Indenture.

                  "Gaming Assets" has the meaning ascribed thereto in the Indenture.

                  "Gaming Business" has the meaning ascribed thereto in the Indenture.

                  "Governmental Action" means any resolution, ordinance, statute, regulation, order or decision regardless of how constituted having the force of law or legal authorization of the Tribe, the Authority or any instrumentality or agency of the Tribe.

                  "Hard Costs" means the costs and expenses in respect of supplying goods, materials and labor for the construction of improvements relating to the Project or other amounts payable pursuant to a Construction Contract.

                  "Holders" means holders from time to time of the Senior Notes.

                  "IGRA" means the Indian Gaming Regulatory Act of 1988, PL 100-497, 25 U.S.C. ss.ss. 2701 et seq., as same may, from time to time, be amended.

                  "Indenture" means the Indenture dated as of the date hereof, among the Authority, the Tribe and the Trustee, relating to the Senior Notes.

                  "Independent Construction Consultant" means Merritt & Harris, Inc. and its successors and replacements, as designated by the Trustee.

                  "Initial Authority Budget" means the itemized schedules setting forth on a line-item basis all of the estimated Project Costs attached hereto as Exhibit H (except that the Initial Authority Budget shall not include the Issuance Fees and Expenses).

                  "Initial Disbursements Certificate" means the Certificate signed by the Disbursement Agent in the form attached hereto as Exhibit A.

                  "Intercreditor Agreement" has the meaning ascribed thereto in the Indenture.

                  "Issuance Date" means the date of the Indenture.

                  "Issuance Fees and Expenses" means fees and expenses (a) incurred by the Authority or the Tribe in connection with the issuance of the Initial Senior Notes and (b) paid on or before the Issuance Date. The Issuance Fees and Expenses are identified on Exhibit 1 to the Authority's Closing Certificate as "Fees and Expenses."

                  "Knowledge" of the Authority means the actual knowledge of any officer, director or management employee of the Authority, without duty of inquiry.

                  "Land Development Expenses" means costs of constructing the access road on the Dugan Property.

                  "Liquidity Requirement" means the amount of cash or Cash Equivalents that is reasonably necessary at any date of determination to be available in the Collateral Accounts to fund the Remaining Costs and other known or reasonably anticipated contingencies.

                  "Material Construction Contract" means each Construction Contract identified by the Authority to be material to the Project (which the Authority agrees shall include each Construction Contract with a total contract amount in excess of $100,000).

                  "Minimum Project" means three parking structures containing an aggregate of not less than 1,350 parking spaces.

                  "Net Loss Proceeds" has the meaning ascribed thereto in the Indenture.

                  "New York UCC" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York.

                  "Officers' Certificate" means a certificate signed by two officers of the Authority, one of whom must be the chairperson, the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Authority.

                  "Operating Deadline" means fifteen (15) months from the date of the Indenture.

                  "Operating Period" means the period commencing on Substantial Completion of the Project and continuing until the date of termination of this Agreement.

                  "Original Allocation" means the total amount of the Proceeds deposited in the Construction Disbursement Account and the Construction Escrow Account less (x) the Initial Disbursements listed in the Initial Disbursements Certificate and (y) the Issuance Fees and Expenses.

                  "Permitted Investments" has the meaning ascribed thereto in the Indenture.

                  "Permitted Liens" has the meaning ascribed thereto in the Indenture.

                  "Person" has the meaning ascribed thereto in the Indenture.

                  "Plans" means all drawings, plans and specifications prepared by or on behalf of the Authority, as amended or supplemented from time to time in accordance with this Agreement, and, if required, submitted to and approved by the appropriate regulatory authorities, which describe and show the Project and the labor and materials necessary for the construction thereof.

                  "Pledge and Security Agreement" has the meaning ascribed thereto in the Indenture.

                  "Pledged Revenues" means, whether now existing or hereafter arising, and wherever located, all receipts, revenues, rents and Pledged Revenues (as defined in the Tribal UCC) from:

                           (a) the operation of any portion of the Gaming
Business or Gaming Assets, including without limitation the Facility, including:

                                    (i) receipts from (A) class II gaming and
class III gaming (as such terms are used in IGRA), (B) food, beverage, restaurant and other concessions derived from the Facility, (C) parking derived from the Facility, (D) the lease or sublease of space or equipment within, on or at the Facility, (E) the disposition of all or any portion of the Facility, and
(F) any other activities carried on within the Facility; and

                                    (ii) the net proceeds of business
interruption or delay in opening insurance (or its equivalent) obtained by or on behalf of the Authority with respect to the Facility; and

                           (b) any other receipts from class II gaming and class
III gaming (as such terms are used in IGRA) that are conducted by or for the Authority or the Tribe, or any Affiliates of either of them or on the Rancheria or any other trust lands of the Tribe; and

                           (c) Net Loss Proceeds;

provided that in no event shall Pledged Revenues include (I) amounts collected and paid out for a sales or excise tax imposed by a governmental authority (other than the Tribe or any Affiliate of the Tribe) where such tax is billed to the purchaser as a separate item and remitted by the Tribe or the Authority to such governmental authority, (II) credits for the exchange of goods or merchandise, (III) uncollected credit transactions written off as bad debt in accordance with GAAP, (IV) any casualty insurance proceeds related to the Facility (except for business interruption or delay in opening insurance or its equivalent), any trust or rancheria lands or trust assets of the Tribe or the Authority or (V) any revenues or receipts of any Person other than the Authority, including revenues and receipts of subtenants that are not related entities.

                  "Preliminary Plans" means, with respect to any particular work or improvement, the Plans for such work or improvement, if any, that are described on Schedule 1 to the Authority's Closing Certificate.

                  "Project Cost Schedule" means an itemized schedule in the form attached as Schedule 1 to Exhibit F hereto.

                  "Project Costs" means the costs to be incurred in connection with the design, development and construction of the Project, including all Construction Expenses and Debt Financing Costs.

                  "Remaining Costs" means, at any given time, the amount of Construction Expenses (including Retainage Amounts) set forth in the Authority Budget that remain unpaid at such time (including amounts that have not yet accrued at such time).

                  "Retainage Amounts" means, at any given time, amounts that have accrued and are owing under the terms of a Construction Contract for work or services to the Authority already provided but which at such time (in accordance with the terms of the Construction Contract) are being withheld from payment to the Contractor thereunder until certain subsequent events (e.g., completion benchmarks) have been achieved.

                  "Senior Note Obligations" means any principal, interest, premium (if any), penalties, fees, indemnification, reimbursements, damages and other liabilities payable with respect to the Senior Notes pursuant to the Indenture and any other obligations of the Authority pursuant to the Indenture or the Collateral Documents.

                  "Soft Costs" means all costs and expenses (other than Hard Costs) set forth in the Authority Budget.

                  "Subordinated Note" has the meaning ascribed thereto in the Intercreditor Agreement.

                  "Substantial Completion" means, with respect to the Project (or a specified component thereof) or the Dugan Project, as appropriate, that:

                           (a) all Liens (other than Permitted Liens) related to
the development, construction and equipping of, and beginning operations at, the Project (or such component) or the Dugan Project, as appropriate, have been discharged or, if payment is not yet due or if such payment is contested in good faith by the Authority, sufficient funds remain in the Construction Disbursement Account (as to the Project) or the Dugan Project Improvements Account (as to the Dugan Project) to discharge such Liens; and

                           (b) the Independent Construction Consultant shall
have delivered a certificate to the Authority and the Trustee certifying that the Project (or such component) is substantially complete in all material respects in accordance with the Final Plans and all applicable building laws, ordinances and regulations.

                  "Suspended Covenant" has the meaning ascribed thereto in the Indenture.

                  "Total Budgeted Amount" with respect to any line item in the Authority Budget at any given time means the total amount budgeted for such line item in the Authority Budget at such time.

                  "Transaction Documents" means each of this Agreement, the Indenture, the Senior Notes, the Pledge and Security Agreement and the Control Agreements.

                  "Tribal UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect on the Rancheria.

                  "Trustee's Closing Certificate" means a closing certificate from the Trustee in the form of Exhibit C attached hereto.

                  "UCC" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; provided, that to the extent that the Code is used to define any term herein and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Trustee's lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York (including without limitation the Tribal UCC), the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

         1.2 Index of Additional Defined Terms. In addition, the terms listed in the left column below shall have the respective meanings assigned to such terms in the Section of this Agreement listed opposite such terms in the right column below:

Defined Term                                                                                               Section
------------                                                                                               -------
AAA............................................................................................................13.5
Dugan Property........................................................................................B of Recitals
Agreement..............................................................................................Introduction
Applicable Courts..............................................................................................13.4
Authority..............................................................................................Introduction
Authority Extraordinary Item Disbursement Certificate...........................................................4.3
Available Construction Funds Certificate........................................................................5.1
Cage Cash.....................................................................................................2.2.1
Construction Account Order....................................................................................2.5.2
Construction Accounts.........................................................................................2.5.2
Construction Cost Overruns....................................................................................4.2.4
Construction Disbursement Account.............................................................................2.2.1
Construction Disbursement Request .........................................................................4.2.1(a)
Construction Escrow Account...................................................................................2.2.1
Disbursement Agent.....................................................................................Introduction
Dugan Project.........................................................................................E of Recitals
Dugan Property........................................................................................B of Recitals
Dugan Property Improvements Account...........................................................................2.2.1
Entitlement Order...............................................................................................2.4
Facility..............................................................................................B of Recitals
Financial Assets................................................................................................2.4
Indenture.............................................................................................A of Recitals
Independent Construction Consultant....................................................................Introduction
Initial Disbursements...........................................................................................4.1
Initial Senior Notes..................................................................................A of Recitals
Land Development Disbursement Request.........................................................................4.3.1
Obligations.....................................................................................................2.3
Operating Account.............................................................................................2.2.1
Operating Account Order.........................................................................................2.5
Permitted Claims...............................................................................................13.2
Proceeds..............................................................................................C of Recitals
Project...............................................................................................C of Recitals
Project Cost Schedule Certificate...............................................................................5.3
Rancheria.............................................................................................B of Recitals
Security Entitlements ..........................................................................................2.4
Senior Notes..........................................................................................A of Recitals
Substantial Completion Certificate (Dugan Project)..............................................................4.3
Tribe..................................................................................................Introduction
Trustee................................................................................................Introduction
USB Disbursement Agent.................................................................................Introduction
WFB Disbursement Agent.................................................................................Introduction

         2. Appointment of Disbursement Agents; Establishment of Collateral Accounts; Related Provisions.

                  2.1. Appointment of the Disbursement Agents. Each of the USB Disbursement Agent and the WFB Disbursement Agent is hereby appointed by the Authority and the Trustee as disbursement agent hereunder, and each Disbursement Agent hereby agrees to act as such and to accept all cash, payments, other amounts and Cash Equivalents to be delivered to or held by the Disbursement Agent pursuant to the terms of this Agreement. Each Disbursement Agent shall hold and safeguard the respective Collateral Accounts (and the cash, instruments and securities on deposit therein) during the term of this Agreement and shall treat the Collateral Accounts and the cash, instruments, and securities in the Collateral Accounts as funds, instruments and securities pledged by the Authority to the Trustee for the ratable benefit of the Holders to be held in accordance with the provisions hereof.

                  2.2. Establishment of Collateral Accounts.

                           2.2.1 Establishment of Collateral Accounts. The USB
Disbursement Agent hereby establishes at its offices located at 60 Livingstone Avenue, St. Paul, MN 55107-3913 the following accounts, which shall be maintained as special, segregated securities accounts at all times until such accounts are closed as set forth in Section 4.4, unless earlier termination is otherwise provided for herein:


---------------------------------------------------------------- -----------------------------------------------------
                           Account:                                                Account Number:
---------------------------------------------------------------- -----------------------------------------------------
Construction Disbursement Account                                                     743811001
---------------------------------------------------------------- -----------------------------------------------------
Construction Escrow Account                                                           743811002
---------------------------------------------------------------- -----------------------------------------------------
Dugan Property Improvements Account                                                   743811003
---------------------------------------------------------------- -----------------------------------------------------

                           The WFB Disbursement Agent hereby establishes at its
offices located at 5340 Kietzke Lane, Suite 201, Reno, Nevada 89511, the following account, which shall be maintained as a special, segregated securities account at all times until such account is closed as set forth in Section 4.4, unless earlier termination is otherwise provided for herein:


---------------------------------------------------------------- -----------------------------------------------------
                           Account:                                                Account Number:
---------------------------------------------------------------- -----------------------------------------------------
Operating Account                                                                     4945092500
---------------------------------------------------------------- -----------------------------------------------------

The terms set forth in the left column above, as used in this Agreement, shall be deemed to refer to the accounts having the account numbers listed in the right column above or any substitute account selected in accordance with the terms of this Agreement. The Construction Disbursement Account, the Dugan Property Improvements Account, the Construction Escrow Account and the Operating Account are sometimes referred to collectively herein as the "Collateral Accounts." Notwithstanding the foregoing, the Operating Account shall be maintained at all times until the termination of this Agreement unless earlier termination is otherwise provided for herein, and notwithstanding anything contained in the Collateral Documents to the contrary, the Operating Account shall contain at all times all cash and Cash Equivalents of the Authority (other than an amount ("Cage Cash") not to exceed $5,000,000 which may be maintained at the Facility), subject to the obligation of the Authority to deposit Pledged Revenues as set forth in Section 6.1.1.

                           2.2.2 General. All moneys, investments and securities
at any time on deposit in any of the above-referenced Collateral Accounts shall constitute trust funds to be held in the custody of the respective Disbursement Agent for the purposes and on the terms set forth in this Agreement.

                           2.2.3 Net Loss Proceeds. Any Net Loss Proceeds
otherwise payable to the Authority shall be deposited into the Operating Account for disposition in accordance with Section 4.19 of the Indenture.

                  2.3. Acknowledgement of Security Interest; Control. Pursuant to the Pledge and Security Agreement and in reliance on the UCC and the Tribal UCC, to secure the payment and performance of all covenants, agreements and payment and other obligations of the Authority or the Tribe under the Indenture and the Collateral Documents (the "Obligations"), the Authority has pledged to create and has created in favor of the Trustee a security interest in and to the Collateral Accounts, all cash, Cash Equivalents, instruments, investments and securities at any time on deposit in the Collateral Accounts and all proceeds of any of the foregoing. All cash, Cash Equivalents, instruments, investments and securities at any time on deposit in any of the Collateral Accounts shall constitute collateral security for the payment and performance by the Authority of its obligations and shall at all times be subject to the control of the Trustee, and shall be held in the custody of the respective Disbursement Agent in trust for the purposes of, and on the terms set forth in, the Indenture and this Agreement.

                  2.4. Control of Collateral Accounts. Each Disbursement Agent hereby agrees and confirms that it has established the Collateral Accounts as set forth and defined in this Agreement. Each Disbursement Agent and the Authority agree that (a) such Disbursement Agent is acting as a "securities intermediary" (within the meaning of Section 8-102(14) of the UCC) with respect to the Collateral Accounts and the "financial assets" (within the meaning of Section 8-102(a)(9) of the UCC, the "Financial Assets") credited to the Collateral Accounts; (b) each such Collateral Account established by the respective Disbursement Agent is and will be maintained as a "securities account" (within the meaning of Section 8-501 of the UCC); (c) the Authority is an "entitlement holder" (within the meaning of Section 8-102(a)(7) of the UCC) in respect of the Financial Assets credited to such Collateral Accounts and with respect to such Collateral Account and the respective Disbursement Agent shall so note in its records pertaining to such Financial Assets and Collateral Accounts; and (d) all Financial Assets in registered form or payable to or to the order of and credited to any such Collateral Account shall be registered in the name of, payable to or to the order of, or specially endorsed to, the respective Disbursement Agent, or in blank, or credited to another securities account maintained in the name of the respective Disbursement Agent, as applicable, and in no case will any Financial Asset credited to any such Collateral Account be registered in the name of, payable to or to the order of, or endorsed to, the Authority except to the extent the foregoing have been subsequently endorsed by the Authority to the respective Disbursement Agent or in blank. Each item of property (including a security, security entitlement, investment property, instrument or obligation, share, participation, interest or other property whatsoever) credited to any Collateral Account shall be treated as a Financial Asset. Until this Agreement terminates in accordance with the terms hereof, the Trustee shall have "control" (within the meaning of Section 8-106(d)(2)of the UCC) of the Authority's "security entitlements" (within the meaning of Section 8-102(a)(17) of the UCC, "Security Entitlements") with respect to the Collateral Accounts and the Financial Assets credited to the Collateral Accounts. All property delivered to a Disbursement Agent by or on behalf of the Authority pursuant to this Agreement will be promptly credited to the respective Collateral Account and shall be treated as Financial Assets. If at any time a Disbursement Agent shall receive from the Trustee any "entitlement order" (within the meaning of Section 8-102(8) of the UCC, an "Entitlement Order") relating to the Collateral Accounts or Financial Assets credited to the Collateral Accounts, such Disbursement Agent shall comply with such Entitlement Order without further consent by the Authority or any other Person. In the event that a Disbursement Agent receives conflicting Entitlement Orders relating to the Collateral Accounts or Financial Assets credited to the Collateral Accounts from the Trustee and any other Person (including, without limitation, the Authority), such Disbursement Agent shall comply with the Entitlement Orders originated by the Trustee. Each of the Authority and the Disbursement Agents agrees that it has not and will not execute and deliver, or otherwise become bound by, any agreement under which it agrees with any Person other than the Trustee (and, to the extent provided herein, the Authority) to comply with Entitlement Orders originated by such Person relating to the Collateral Accounts or Financial Assets credited to the Collateral Accounts. Except for the claims and interests of the Trustee and the Authority in the Collateral Accounts and the Financial Assets credited to the Collateral Accounts, neither the Disbursement Agents nor the Authority knows of any claim to, or interest in, any Collateral Account or Financial Assets credited to the Collateral Accounts. If the Disbursement Agents or the Authority obtains actual knowledge that any Person has asserted a lien, encumbrance or adverse claim against any of the Collateral Accounts or Financial Assets credited to the Collateral Accounts, such party will promptly notify the Trustee thereof. In the event that either of the Disbursement Agents has or subsequently obtains by agreement, operation of law or otherwise a lien or security interest in any Collateral Account, any Security Entitlement carried therein or credited thereto or any Financial Asset that is the subject of any such Security Entitlement, such Disbursement Agent agrees that such lien or security interest shall be subordinate to the lien and security interest of the Trustee. The Financial Assets standing to the credit of the Collateral Accounts will not be subject to deduction, set-off, banker's lien or any other right, and the Disbursement Agents shall not grant, permit or consent to any other right or interest in such Financial Assets, in favor of any Person (including the Disbursement Agents) other than the Trustee. Regardless of any provision in any other agreement, for purposes of the UCC, the State of New York shall be deemed to be the Disbursement Agents' jurisdiction (within the meaning of Section 8-110 of the UCC). The Collateral Accounts held by the Disbursement Agents shall be subject to the internal laws of the State of New York except as specified in Section 12.7.

                  2.5. Control of Specific Collateral Accounts.

                           2.5.1 Control of Operating Account. For so long as
this Agreement remains in effect, the WFB Disbursement Agent waives its rights of chargeback, setoff (including such right of setoff as set forth in Section 9-340 of the UCC) and/or banker's lien against the Operating Account. Until this Agreement terminates in accordance with the terms hereof, the Trustee shall have "control" (within the meaning of Section 9-104 of the UCC) of the Operating Account. If at any time the WFB Disbursement Agent shall receive from the Trustee any instruction directing disposition of any funds in the Operating Account (an "Operating Account Order"), the WFB Disbursement Agent shall comply with such Operating Account Order without further consent by the Authority or any other Person. In the event that the WFB Disbursement Agent receives conflicting Operating Account Orders relating to the Operating Account, the WFB Disbursement Agent shall comply with the Operating Account Orders originated by the Trustee. Each of the Authority and the WFB Disbursement Agent agrees that it has not and will not execute and deliver, or otherwise become bound by, any agreement under which it agrees with any Person other than the Trustee to comply with Operating Account Orders originated by such Person relating to the Operating Account.

                           2.5.2 Control of Construction Disbursement Account,
Dugan Property Improvements Account and Construction Escrow Account. The USB Disbursement Agent hereby agrees and confirms that it has established the Construction Disbursement Account, the Dugan Property Improvements Account and the Construction Escrow Account (collectively, the "Construction Accounts") as set forth and defined in this Agreement. For so long as this Agreement remains in effect, the USB Disbursement Agent waives its rights of chargeback, setoff (including such right of setoff as set forth in Section 9-340 of the UCC) and/or banker's lien against the Construction Accounts. Until this Agreement terminates in accordance with the terms hereof, the Trustee shall have "control" (within the meaning of Section 9-104 of the UCC) of the Construction Accounts. If at any time the USB Disbursement Agent shall receive from the Trustee any instruction directing disposition of any funds in the Construction Accounts (a "Construction Account Order"), the USB Disbursement Agent shall comply with such Construction Account Order without further consent by the Authority or any other Person. In the event that the USB Disbursement Agent receives conflicting Construction Account Orders relating to the Construction Accounts, the USB Disbursement Agent shall comply with the Construction Account Orders originated by the Trustee. Each of the Authority and the USB Disbursement Agent agrees that it has not and will not execute and deliver, or otherwise become bound by, any agreement under which it agrees with any Person other than the Trustee to comply with Construction Account Orders originated by such Person relating to the Construction Accounts.

                  2.6 The Authority's Rights. The Authority shall not have any rights or powers with respect to any amounts in the Collateral Accounts or any part thereof except (a) as provided in Section 2.7 and (b) the right to have such amounts applied in accordance with the provisions of this Agreement, the Indenture, the Control Agreement (Operating Account) and the Control Agreement (Construction Accounts).

                  2.7 Cash Equivalents. The Disbursement Agent shall invest any money held in any Collateral Account in such Permitted Investments as may be directed in writing by the Authority from time to time. In the event that a Disbursement Agent has not received any such written directions, such Disbursement Agent shall be under no obligation to invest any such money. Any income or gain realized as a result of any such investment shall be held as part of the applicable Collateral Account and reinvested as provided in this Agreement until released in compliance with the terms of this Agreement. Any income tax payable on account of any such income or gain shall be paid by the Authority. The Disbursement Agents shall have no liability for any loss resulting from any such investment other than solely by reason of its willful misconduct or gross negligence or bad faith or from failure to exercise such care in the custody of any such investments as it does for accounts held by other customers or in the custody of its own investments. Any such investment may be sold (without regard to maturity date) by the respective Disbursement Agent as directed in writing by the Authority to make any distribution required by this Agreement. In addition, if an Event of Default has occurred and is continuing, the respective Disbursement Agent shall liquidate and sell any investment if so directed in writing by the Trustee, and shall invest any money held in any Collateral Account only as directed by the Trustee.

                  2.8 Remedies. Notwithstanding any other provision of this Agreement, in addition to the rights provided hereunder and at law or in equity and to any rights and remedies provided in the Collateral Documents, upon an Event of Default and for so long as such Event of Default continues, the Disbursement Agents shall disburse funds from the Collateral Accounts only as directed by the Trustee pursuant to Entitlement Orders or Operating Account Orders, as the case may be, and the Trustee may exercise any or all of the following remedies, successively or concurrently and in such order as the Trustee elects:

                           (a) The Trustee may deliver some or all of the
notices contemplated by Section 2.4, 2.5, 2.7 or 2.8.

                           (b) Any cash that is Collateral held by a
Disbursement Agent and all cash proceeds received by such Disbursement Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied (after payment of any and all amounts payable to such Disbursement Agent pursuant to the Collateral Documents) against the Obligations for the benefit of the Trustee. Any surplus of such cash or cash proceeds held by a Disbursement Agent and remaining after payment in full of all the Obligations shall be paid over to the Authority or to whomsoever may be lawfully entitled to receive such surplus or as a court of competent jurisdiction may direct.

                           (c) The Authority hereby irrevocably appoints the
Trustee as its attorney-in-fact effective upon and during the continuance of an Event of Default with full power of substitution to do any act which the Authority is obligated hereby to do, to exercise such rights as the Authority might exercise with respect to the Collateral and to execute and file in the Authority's name any financing statements and amendments thereto required or advisable to protect the Trustee's rights or security interest hereunder and under any other Collateral Documents. Such appointment and power of attorney shall be irrevocable and coupled with an interest. The Trustee shall exercise all remedies under this Section 2.8 in accordance with the terms of the Indenture.

                  2.9 Waiver of Set-Off Rights. Each Disbursement Agent hereby acknowledges the Trustee's security interests as set forth above and under any other Collateral Documents and waives any security interest or other lien in the Collateral and further waives any right to set off the Collateral now or in the future against any indebtedness of the Authority. The waivers set forth in this
Section 2.9 are of rights which may exist now or hereafter in favor of each Disbursement Agent in its individual capacity, and not of any such rights which may exist now or hereafter in favor of such Disbursement Agent in its capacity as Disbursement Agent for the Trustee. Nothing in this Section 2.9 shall be construed as waiving, limiting or diminishing any rights of the Trustee vis-a-vis the Authority.

                  2.10 Cooperation. Each Disbursement Agent is hereby directed to cooperate with the Trustee in the exercise of its rights in the Collateral provided for herein. The Trustee may take all necessary action to preserve and protect the security interests created hereby and by the other Collateral Documents as a lien and encumbrance upon such Collateral and, upon demand, the Authority and each Disbursement Agent will execute and deliver to the Trustee such instruments and documents as the Trustee may reasonably deem necessary or advisable to confirm or perfect the rights of the Trustee under this Agreement and the Trustee's interest in the Collateral.

         3. Certain Responsibilities of Disbursement Agents and Independent Construction Consultant.

                  3.1 Disbursements from the Collateral Accounts. Each Disbursement Agent shall disburse funds from the Collateral Accounts only upon satisfaction of the applicable conditions to disbursement set forth herein. Upon satisfaction of the applicable conditions to disbursement set forth herein, each Disbursement Agent shall disburse funds from the applicable Collateral Account as specified in the applicable disbursement request or certificate.

                  3.2 Transfer of Funds at Direction of Trustee. Notwithstanding anything to the contrary in this Agreement, from and after the date on which a Disbursement Agent receives notice from the Trustee or the Authority that an Event of Default (as defined in the Indenture) exists until such time as such Disbursement Agent receives notice from the Trustee that such Event of Default no longer exists, such Disbursement Agent shall only withdraw or transfer amounts in any Collateral Account at the direction of the Trustee pursuant to Entitlement Orders or Operating Account Orders, as the case may be; provided, however, that during the pendency of any Event of Default, the Trustee shall continue to authorize disbursements from the Operating Account at the request of the Authority to pay Operating Expenses (as defined in the Indenture), unless the holders of 25% or more in aggregate principal amount of the Senior Notes direct the Trustee not to authorize such disbursements.

                  3.3 Payment of Compensation.

                           3.3.1 Independent Construction Consultant's
Compensation. The Independent Construction Consultant shall deliver to the USB Disbursement Agent, on or prior to the last Business Day of each month up through and including the month following Substantial Completion, an invoice setting forth the amounts owed to it as compensation for its services during such month and reasonable documentation of its out-of-pocket expenses incurred in connection with such services. On the first Business Day of each month following the month in which such invoice was received (except for the initial payment, which shall be disbursed as set forth below), the USB Disbursement Agent shall disburse funds to the Independent Construction Consultant from the Construction Disbursement Account as compensation for services performed by the Independent Construction Consultant during the previous month, in a reasonable and customary amount for each hour of the Independent Construction Consultant's services as set forth on such invoice (which amount shall not exceed a reasonable and customary amount for such services during any calendar quarter), plus the total amount of all reasonable out-of-pocket expenses of the Independent Construction Consultant incurred in connection with the performance of its duties hereunder during such month, unless the Trustee notifies the USB Disbursement Agent and the Independent Construction Consultant that the Independent Construction Consultant is in default.

                           3.3.2 Procedure. The payments contemplated by this
Section 3.3 shall be made without the requirement of obtaining any further consent or action on the part of the Authority with respect to such payments. The initial payments pursuant to this Section 3.3 shall be made as promptly as practicable following the initial deposits into the Construction Disbursement Account but prorated for the partial month. Disbursements for each subsequent calendar month shall be made on the first day of each such subsequent calendar month. The final payments pursuant to this Section 3.3 shall also be prorated if for a partial month.

                  3.4 Periodic Review.

                           3.4.1 Review by USB Disbursement Agent. The USB
Disbursement Agent shall exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions holding similar collateral, administering similar construction loans and disbursing similar disbursement control funds. Commencing upon execution and delivery hereof, the USB Disbursement Agent shall have the right, but shall have no obligation, to meet periodically at reasonable times upon reasonable advance notice with representatives of the Trustee, the Authority, the Independent Construction Consultant and such other employees, consultants or agents as the USB Disbursement Agent shall reasonably request to be present for such meetings. In addition, the USB Disbursement Agent shall have the right, but shall have no obligation, at reasonable times during customary business hours and at reasonable intervals upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Construction Contracts) supporting any Disbursement Request and any certificates in support of any of the foregoing. The USB Disbursement Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Authority which are reasonably necessary or appropriate to permit it to perform its duties hereunder, including, without limitation, bills of sale, statements, receipts, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Project. The rights of the USB Disbursement Agent under this Section 3.4.1 shall not be construed as an obligation, it being understood that the USB Disbursement Agent's duty is limited to act upon certificates and draw requests submitted by the Authority and the Trustee hereunder.

                           3.4.2 Review by Independent Construction Consultant.
The Independent Construction Consultant shall exercise commercially reasonable efforts and utilize commercially prudent practices in the performance of its duties hereunder consistent with those of similar institutions disbursing disbursement control funds and reviewing construction progress. Commencing upon execution and delivery hereof, the Independent Construction Consultant shall have the right to meet periodically at reasonable times during customary business hours and at reasonable intervals, however no less frequently than monthly, with representatives of the Authority, the Architect and such other employees, consultants or agents as the Independent Construction Consultant shall reasonably request to be present for such meetings. The Independent Construction Consultant may perform such inspections of the Rancheria, the Facility and the Project as it deems reasonably necessary or appropriate in the performance of its duties hereunder, however no less frequently than monthly. In addition, the Independent Construction Consultant shall have the right at reasonable times during customary business hours upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Construction Contracts) supporting the amendments to the Authority Budget, amendments to any Construction Contracts, any Construction Disbursement Request and any certificates in support of any of the foregoing, to inspect materials stored on the Rancheria, the Facility and the Project, at off-site facilities where materials designated for use in the Project are stored, to review the insurance required pursuant to the terms of the Indenture, and to examine the Plans and all shop drawings relating to the Project. The Independent Construction Consultant is authorized to contact any payee for purposes of confirming receipt of progress payments. The Independent Construction Consultant shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Authority relating to the construction of the Project, including, without limitation, bills of sale, statements, receipts, conditional and unconditional lien releases, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Project. From time to time, at the request of the Independent Construction Consultant, the Authority shall make available to the Independent Construction Consultant a Project Cost Schedule and/or the Construction Schedule for the Project. The Authority agrees to reasonably cooperate with the Independent Construction Consultant in assisting the Independent Construction Consultant to perform its duties hereunder and to take such further steps as the Independent Construction Consultant reasonably may request to facilitate the Independent Construction Consultant's performance of its obligations hereunder. Notwithstanding anything contained herein to the contrary, the Independent Construction Consultant shall have no obligations or responsibilities with respect to the development of the access road on the Dugan Property.

         4. Disbursements During Construction Period.

                  4.1 Initial Disbursements from the Construction Disbursement Account. Upon satisfaction of the conditions described below in this Section 4.1, the USB Disbursement Agent shall make the disbursements (the "Initial Disbursements") described in the Initial Disbursements Certificate attached hereto as Exhibit A (the "Initial Disbursements Certificate") from the Construction Disbursement Account. The conditions to the Initial Disbursements shall consist of the following:

                           (a) the USB Disbursement Agent shall have received
the Original Allocation;

                           (b) the USB Disbursement Agent shall have received
the Initial Disbursements Certificate; and

                           (c) the USB Disbursement Agent shall have received
the Authority's Closing Certificate and the Trustee's Closing Certificate; and

                           (d) no Default or Event of Default shall be then
pending.

                  4.2 Subsequent Disbursements from the Construction Disbursement Account and Construction Escrow Account.

                           4.2.1 Disbursement Requests.

                                    (a) The Authority shall have the right from
time to time during the Construction Period to submit to the USB Disbursement Agent a request for the disbursement of funds from the Construction Disbursement Account substantially in the form of Exhibit D hereto (a "Construction Disbursement Request"), together with the exhibits attached thereto, as further described below. The USB Disbursement Agent shall approve any Construction Disbursement Request that satisfies each of the conditions set forth in Section 4.2.2, provided that each of the conditions in Section 4.1 has been and continues to be satisfied as of such time. The USB Disbursement Agent shall notify the Authority and the Trustee in writing as soon as reasonably possible (and in any event within two Business Days after the USB Disbursement Agent receives any Construction Disbursement Request) if any Construction Disbursement Request is disapproved and the reason(s) therefor. The Authority may submit Construction Disbursement Requests no more often than weekly.

                                    (b) Provided that a Construction
Disbursement Request satisfies the requirements of Section 4.2.2, within two Business Days following submission of a Construction Disbursement Request, the USB Disbursement Agent shall disburse to the Operating Account the funds requested in such Construction Disbursement Request. The Authority shall withdraw funds from the Construction Disbursement Account and write checks against such funds from the Operating Account solely for the purpose of paying Construction Expenses identified on such Construction Disbursement Request.

                                    (c) The Trustee may waive any condition to a
disbursement requested in a Construction Disbursement Request unless the Trustee has been directed not to waive such condition by the holders of at least 25% in principal amount of the Senior Notes then outstanding.

                           4.2.2 Additional Conditions to Subsequent
Disbursements from the Construction Disbursement Account. The USB Disbursement Agent's approval of any disbursements from the Construction Disbursement Account, other than the Initial Disbursements, shall be subject to the following conditions in addition to the conditions set forth in Section 4.2.1 above. Upon satisfaction of the conditions described below and in Section 4.2.1 above, the USB Disbursement Agent shall make the disbursements described in the corresponding Construction Disbursement Request:

                                    (a) The Authority shall have submitted to
the USB Disbursement Agent a Construction Disbursement Request as provided for herein pertaining to the amounts requested for disbursement, together with a completed Exhibit 1 thereto substantially in the form contemplated thereby and the certification of the Independent Construction Consultant substantially in the form of Exhibit 2 to the Construction Disbursement Request to the extent required pursuant to the terms of the Construction Disbursement Request;

                                    (b) Each of the Authority and the
Independent Construction Consultant shall have submitted to the USB Disbursement Agent a certification that the Liquidity Requirement shall have been satisfied through the date of the Construction Disbursement Request.

                                    (c) The USB Disbursement Agent and the
Independent Construction Consultant shall have received copies of all Construction Contracts (and all amendments thereto) executed as of the date of any Construction Disbursement Request and, with respect to each Material Construction Contract executed on or before the date of such Construction Disbursement Request, copies of such performance and payment bonds as the Authority may require to be provided to the Authority pursuant to such Material Construction Contract. Such bonds shall name the Authority and the Trustee as co-obligees and shall be in full force and effect. The USB Disbursement Agent shall rely upon the certification of the Authority set forth in the Construction Disbursement Request to establish satisfaction of this condition;

                                    (d) The Construction Disbursement Request on
its face has been completed as to the information required therein and the required attachments, if any, are attached;

                                    (e) The USB Disbursement Agent shall not be
aware of any material error, inaccuracy, misstatement or omission of fact in any Construction Disbursement Request or an exhibit or attachment thereto or information provided by the Authority upon the request of the USB Disbursement Agent; and

                                    (f) The USB Disbursement Agent is not aware
(solely from the facts set forth in any Disbursement Request or any certificate from the Independent Construction Consultant or any notice from the Trustee or the Authority) that an Event of Default exists and is continuing hereunder.

                           4.2.3 Non-Satisfaction of Conditions. In the event
that the USB Disbursement Agent determines that condition (f) of Section 4.2.2 described above is not satisfied in respect of any Construction Disbursement Request and so long as such condition is not satisfied, the USB Disbursement Agent shall not authorize any disbursement of funds from the Construction Disbursement Account pursuant to a Construction Disbursement Request; provided, however, that the following payments may be made by the USB Disbursement Agent:

                                    (a) if all other conditions in Section 4.1
and Section 4.2.2 hereof are met, payments for work completed or materials purchased on or prior to the date that the USB Disbursement Agent determined that condition (f) of Section 4.2.2 was not satisfied and has so notified the Authority in writing;

                                    (b) payments not to exceed $1,000,000 in the
aggregate to prevent the condition of the Project from deteriorating or to preserve any work completed as certified to be reasonably necessary or advisable by the Independent Construction Consultant and the Authority; and

                                    (c) if such condition continues for a period
of three consecutive months or more, at the request of the Authority, Retainage Amounts for the portion of the Project completed; provided, however, that the Authority and the Independent Construction Consultant certify that the conditions for paying such amounts (other than completion of the Project) are met.

                           4.2.4 Disbursements from Construction Escrow Account.
In the event all of the funds in the Construction Disbursement Account have been disbursed in accordance with the provisions of Sections 4.2.1 and 4.2.2 above, but subject to the provisions of Section 4.2.3 above, the Authority shall have the right from time to time during the Construction Period to submit to the USB Disbursement Agent a request for the disbursement of funds from the Construction Escrow Account to fund Construction Expenses that exceed the amounts set forth in the Authority Budget for such Construction Expenses ("Construction Cost Overruns"), together with the exhibits attached thereto. Such request shall be supported by a certificate from the Independent Construction Consultant stating the amount of the Construction Cost Overruns and confirming that the amount requested has been incurred for legitimate Construction Expenses and that following disbursement pursuant to such request the Available Construction Funds will exceed the Remaining Costs. In addition to the foregoing:

                                    (a) If no Default or Event of Default has
occurred and is then continuing or if the Authority shall neither have requested nor received funds for Construction Cost Overruns from the Construction Escrow Account on or before the 45th day (or such later date upon which all pending Defaults or Events of Default have been cured) following Substantial Completion of the first parking structure comprising a portion of the Project, the Authority shall, pursuant to an Officers' Certificate (First Phase) in the form of Exhibit J-1 hereto, instruct the USB Disbursement Agent to disburse an amount equal to $5,000,000 to the holder of the Subordinated Note for application against the then-outstanding principal balance thereof in accordance with the terms of the Intercreditor Agreement; and

                                    (b) If no Default or Event of Default has
occurred and is then continuing and if any funds remain in the Construction Escrow Account on the 75th day (or such later date upon which all pending Defaults or Events of Default have been cured) following Substantial Completion of the Project, the Authority shall, pursuant to an Officers' Certificate (Second Phase) in the form of Exhibit J-2 hereto, instruct the USB Disbursement Agent to disburse an amount equal to the lesser of $10,000,000 or the balance of the funds remaining in the Construction Escrow Account to the holder of the Subordinated Note for application against the then-outstanding principal balance thereof in accordance with the terms of the Intercreditor Agreement, in either case reduced by any disbursement made pursuant to the preceding paragraph (a);

provided, however, that in no event shall the holder of the Subordinated Note be entitled to receive any amount in excess of the balance of the Subordinated Note after reduction by payment from any and all sources and provided further that such excess, if any, shall be transferred to the Operating Account.

                           4.2.5 Final Disbursement from Construction Escrow
Account. In the event any balance remains in the Construction Escrow Account (after payment to the holder of the Subordinated Note in accordance with Section 4.2.4(b) above) on the 90th day following Substantial Completion of the Project, the Authority shall have the right to submit to the USB Disbursement Agent a request for the disbursement of funds from the Construction Escrow Account equal to the balance then remaining therein, together with (a) an Officers' Certificate in the form of Exhibit J-3 hereto (a "Substantial Completion Certificate") to the effect that (i) Substantial Completion of the Project has occurred at least 90 days prior to the date of the certification, (ii) all amounts required to be paid to Contractors in connection with achieving Substantial Completion of the Project have been paid, and (iii) there are no mechanic's liens or other liens, charges or orders filed against the Facility or the Project or any portion thereof by any Contractor or any other party that have not been discharged of record or bonded other than Permitted Liens; and (b) a certificate of the Independent Construction Consultant confirming the factual certifications described in clause (a) above. The Disbursement Agent shall, after receiving such request but subject to the payments to the holder of the Subordinated Note required under Section 4.2.4, transfer the balance in the Construction Escrow Account to the Operating Account.

                  4.3 Disbursements from Dugan Property Improvements Account.

                           4.3.1 Land Development Disbursement Requests.

                                    (a) The Authority shall have the right from
time to time during the Construction Period to submit to the USB Disbursement Agent a request for the disbursement of funds from the Land Development Disbursement Account substantially in the form of Exhibit L hereto (a "Land Development Disbursement Request"), together with the exhibits attached thereto, as further described below. The USB Disbursement Agent shall approve any Land Development Disbursement Request that satisfies each of the conditions set forth in Section 4.3.2, provided that each of the conditions in Section 4.1 has been and continues to be satisfied as of such time. The USB Disbursement Agent shall notify the Authority and the Trustee in writing as soon as reasonably possible (and in any event within two Business Days after the USB Disbursement Agent receives any Land Development Disbursement Request) if any Land Development Disbursement Request is disapproved and the reason(s) therefor. The Authority may submit Land Development Disbursement Requests no more often than weekly.

                                    (b) Provided that a Land Development
Disbursement Request satisfies the requirements of Section 4.3.2, within two Business Days following submission of a Land Development Disbursement Request, the USB Disbursement Agent shall disburse to the Operating Account the funds requested in such Land Development Disbursement Request. The Authority shall withdraw funds from the Land Development Disbursement Account and write checks against such funds from the Operating Account solely for the purpose of paying Land Development Expenses identified on such Land Development Disbursement Request.

                                    (c) The Trustee may waive any condition to a
disbursement requested in a Land Development Disbursement Request unless the Trustee has been directed not to waive such condition by the holders of at least 25% in principal amount of the Senior Notes then outstanding.

                           4.3.2 Additional Conditions to Disbursements from the
Land Development Disbursement Account. The USB Disbursement Agent's approval of any disbursements from the Land Development Disbursement Account shall be subject to the following conditions in addition to the conditions set forth in
Section 4.3.1 above. Upon satisfaction of the conditions described below and in
Section 4.3.1 above, the USB Disbursement Agent shall make the disbursements described in the corresponding Land Development Disbursement Request:

                                    (a) The Authority shall have submitted to
the USB Disbursement Agent a Land Development Disbursement Request as provided for herein pertaining to the amounts requested for disbursement, together with a completed Exhibit 1 thereto substantially in the form contemplated thereby, to the extent required pursuant to the terms of the Land Development Disbursement Request;

                                    (b) The USB Disbursement Agent shall have
received copies of all Construction Contracts (and all amendments thereto) executed as of the date of any Land Development Disbursement Request and, with respect to each Material Construction Contract executed on or before the date of such Land Development Disbursement Request, copies of such performance and payment bonds as the Authority may require to be provided to the Authority pursuant to such Material Construction Contract. Such bonds shall name the Authority and the Trustee as co-obligees and shall be in full force and effect. The USB Disbursement Agent shall rely upon the certification of the Authority set forth in the Land Development Disbursement Request to establish satisfaction of this condition;

                                    (c) The Land Development Disbursement
Request on its face has been completed as to the information required therein and the required attachments, if any, are attached;

                                    (d) The USB Disbursement Agent shall not be
aware of any material error, inaccuracy, misstatement or omission of fact in any Land Development Disbursement Request or an exhibit or attachment thereto or information provided by the Authority upon the request of the USB Disbursement Agent; and

                                    (e) The USB Disbursement Agent is not aware
(solely from the facts set forth in any Land Development Disbursement Request or any notice from the Trustee or the Authority) that an Event of Default exists and is continuing hereunder.

                           4.3.3 Non-Satisfaction of Conditions. In the event
that the USB Disbursement Agent determines that condition (e) of Section 4.3.2 described above is not satisfied in respect of any Land Development Disbursement Request and so long as such condition is not satisfied, the USB Disbursement Agent shall not authorize any disbursement of funds from the Land Development Disbursement Account pursuant to a Land Development Disbursement Request; provided, however, that the following payments may be made by the USB Disbursement Agent:

                                    (a) if all other conditions in Section 4.1
and Section 4.3.2 hereof are met, payments for work completed or materials purchased on or prior to the date that the USB Disbursement Agent determined that condition (e) of Section 4.3.2 was not satisfied and has so notified the Authority in writing;

                                    (b) Payments not to exceed $100,000 in the
aggregate to prevent the condition of the access road from deteriorating or to preserve any work completed as certified to be reasonably necessary or advisable by the Authority; and

                                    (c) if such condition continues for a period
of three consecutive months or more, at the request of the Authority, Retainage Amounts for the portion of the access road completed; provided, however, that the Authority certifies that the conditions for paying such amounts (other than completion of the access road) are met.

                           4.3.4 Final Disbursement from Land Development
Disbursement Account. In the event any balance remains in the Land Development Disbursement Account on the 90th day following Substantial Completion of the Dugan Project, the Authority shall have the right to submit to the USB Disbursement Agent a request for the disbursement of funds from the Land Development Disbursement Account equal to the balance then remaining therein, together with (a) an Officers' Certificate in the form of Exhibit J-4 hereto (a "Substantial Completion Certificate (Dugan Project)") to the effect that (i) Substantial Completion of the Dugan Project has occurred at least 90 days prior to the date of the certification, (ii) all amounts required to be paid to Contractors in connection with achieving Substantial Completion of the Dugan Project have been paid, and (iii) there are no mechanic's liens or other liens, charges or orders filed against the Facility or the Dugan Property or any portion thereof by any Contractor or any other party that have not been discharged of record or bonded other than Permitted Liens. The Disbursement Agent shall, after receiving such request transfer the balance in the Land Development Disbursement Account to the Operating Account.

         5. Certain Construction Period Covenants.

                  5.1 Available Construction Funds Certificate. Concurrently with the submission of any Construction Disbursement Request, the Authority shall submit an Officers' Certificate in the form of Exhibit E hereto (an "Available Construction Funds Certificate"), to the USB Disbursement Agent and the Trustee showing the amount of Available Construction Funds.

                  5.2 Construction Cost Overruns. The Authority covenants to cure any anticipated Construction Cost Overrun for any line item on the Authority Budget (taking into account any applicable reserves which have been allocated to such line item by an amendment to the Authority Budget) or for the Project as a whole within ten days after the Authority becomes aware of any such anticipated Construction Cost Overrun by:

                           (a) providing sufficient funds to cover in full such
Construction Cost Overrun from previously unallocated Available Construction Funds or Additional Operating Revenue (but in each case only to the extent that the same have not previously been expended or dedicated (including Retainage Amounts) to the payment of items contained in the Authority Budget); and/or

                           (b) with respect to a Construction Cost Overrun as to
a particular line item, effecting an amendment to the Authority Budget to dedicate such funds to the line item in question; and, following the disbursement of all funds in the Construction Escrow Account, by complying with the requirements of Section 4.2.4 above.

                  5.3 Project Cost Schedule Certificate. The Authority shall submit an Officers' Certificate in the form of Exhibit F (a "Project Cost Schedule Certificate") to the Independent Construction Consultant within five
(5) Business Days following the delivery of a written request for the same by the Independent Construction Consultant (but no more frequently than once per calendar month). Each Project Cost Schedule Certificate shall include a Project Cost Schedule dated as of the first Business Day of the month in which such Project Cost Schedule Certificate is delivered and shall set forth a calculation certified by the Authority of the Remaining Costs and the Available Construction Funds as of such date. In addition, the Authority shall deliver to the Independent Construction Consultant any backup documentation or other information with respect to the items on the Project Cost Schedule from time to time as reasonably requested by the Independent Construction Consultant.

                  5.4 Final Plans. The Authority shall not construct or permit to be constructed any portion of the Project except in substantial conformance with the Final Plans. The Authority may modify the Final Plans, or cause Preliminary Plans to become Final Plans, only if such Final Plans, as amended, or Preliminary Plans which will become Final Plans have been delivered to the Independent Construction Consultant together with a Final Plans Amendment Certificate in the form of Exhibit I delivered to the USB Disbursement Agent.

                  5.5 Amendment to Authority Budget. The Authority shall not exceed the Authority Budget without the prior written consent of the USB Disbursement Agent and the Independent Construction Consultant, which consent shall not be unreasonably withheld, conditioned or delayed. The Authority may modify the Authority Budget only if the Authority Budget as so modified shall have been delivered to the Independent Construction Consultant together with an Authority Budget Amendment Certificate in the form of Exhibit G delivered to the USB Disbursement Agent.

         6. Certain Operating Period Covenants.

                  6.1 Deposit of Pledged Revenues Other Than Cage Cash.

                           6.1.1 Transfer to WFB Disbursement Agent. The
Authority at its own expense shall cause all Pledged Revenues other than Cage Cash received from the operation of the Facility and all Net Loss Proceeds to be transferred to the Operating Account on the next business day following receipt.

                           6.1.2 Control Agreement. The Authority shall ensure
that the Collateral Accounts are maintained at one or more banks that are chartered by the State of California or the Government of the United States of America and not an Affiliate of the Authority, the Tribe or any member of the Tribe. To effect the foregoing transfers, and to perfect the Trustee's security interest in the Pledged Revenues held by the WFB Disbursement Agent, before depositing any Pledged Revenues in the Operating Account, the Authority shall deliver to WFB Disbursement Agent a completed and fully executed Control Agreement among the Authority, the Trustee and the WFB Disbursement Agent substantially in the form attached hereto as Exhibit K-2 (or in such other form as may be reasonably acceptable to the Trustee). If the Authority receives any amount that should have been deposited in the Operating Account as provided in this Agreement, the Authority shall hold such amount in trust for the benefit of the WFB Disbursement Agent, shall not commingle any such amounts with any of its funds or other property and shall immediately transfer such amounts to the WFB Disbursement Agent. The Authority shall cause all Pledged Revenues other than Cage Cash to be deposited in the Operating Account as described in the Control Agreement for the WFB Disbursement Agent.

                           6.1.3 Discretionary Deposits. The Authority may, at
any time, (a) elect to deposit directly with the WFB Disbursement Agent, for deposit into the Operating Account (as requested by the Authority in writing) all amounts not otherwise required to be deposited into the Operating Account, or (b) direct any other bank to transfer any amounts deposited with such other bank to the WFB Disbursement Agent, for deposit into the Operating Account. The Authority agrees that the WFB Disbursement Agent's officers and employees are irrevocably authorized to endorse for payment to the WFB Disbursement Agent any instruments received by WFB Disbursement Agent for deposit into the Operating Account.

                  6.2 Funds in Accounts. The Authority agrees that all funds deposited with a bank other than the WFB Disbursement Agent pursuant to Section
6.1 shall be disbursed and paid out only in accordance with the provisions of the Indenture.

                  6.3 Notice of Substantial Completion. Promptly after (but in any event within seven days after) Substantial Completion, the Authority shall deliver an Officers' Certificate to the WFB Disbursement Agent and the Trustee to the effect that Substantial Completion has occurred, together with a certificate from the Independent Construction Consultant concurring with such certificate of the Authority (except that a certificate from the Independent Construction Consultant shall not be required with respect to Substantial Completion of the Dugan Project.

         7. Limitation of Liability.

                  7.1 Limitation of a Disbursement Agent's Liability. A Disbursement Agent's responsibility and liability under this Agreement shall be limited as follows: (a) the Disbursement Agent does not represent, warrant or guaranty to the Trustee or the Holders the performance of the Authority, any Contractor or provider of materials or services in connection with construction of the Project or the Dugan Project; (b) the Disbursement Agent shall have no responsibility to the Authority, the Trustee or the Holders as a consequence of performance by the Disbursement Agent hereunder except for any gross negligence or willful misconduct of the Disbursement Agent; (c) the Authority shall remain solely responsible for all aspects of its business and conduct in connection with the Facility and the Project and the Dugan Project, including, but not limited to, the quality and suitability of the Plans, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements; (d) the Disbursement Agent is not obligated to supervise, inspect or inform the Authority, the Tribe, the Trustee or any third party of any aspect of the construction of the Project or the Dugan Project or any other matter referred to above; and (e) the Disbursement Agent owes no duty of care to the Authority or the Tribe to protect against, or to inform the Authority or the Tribe against, any negligent, faulty, inadequate or defective design or construction of the Project or the Dugan Project, provided that the Disbursement Agent shall inform the Authority if the Disbursement Agent has knowledge of such condition. The Disbursement Agent shall have no duties or obligations hereunder except as expressly set forth herein (including with respect to review of the substantive terms and conditions of any contracts delivered to the Disbursement Agent), shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct.

                  7.2 Limitation of Independent Construction Consultant's Liability. The Independent Construction Consultant's responsibility and liability under this Agreement shall be limited as follows: (a) the Independent Construction Consultant does not represent, warrant or guaranty to the Trustee or the holders of the Senior Notes the performance of the Authority, the Disbursement Agent or any contractor, subcontractor or provider of materials or services in connection with construction of the Project or the Dugan Project;
(b) except to the extent the Independent Construction Consultant has actual knowledge, the Independent Construction Consultant shall not be responsible for, and shall not be obligated to make any specific inquiry with respect to, matters pertaining to: historical architecture review, gaming regulatory authorities, gaming licenses, liens against the Facility or the Project (except in connection with the responsibilities of the Independent Construction Consultant set forth herein) or the Dugan Project; and (c) the Authority shall remain solely responsible for all aspects of its business and conduct in connection with the Facility, and the Project and the Dugan Project, the accuracy of all applications for payment, and the proper application of all disbursements. The Independent Construction Consultant shall have no duties or obligations hereunder, except as expressly set forth herein, shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations, the exercise of its discretion, or any other reason, except for its gross negligence or willful misconduct. The Independent Construction Consultant shall have the right to rely (so long as such reliance is reasonable and in good faith) on certificates received from the Authority. Anything in this Agreement to the contrary notwithstanding, in no event shall the Independent Construction Consultant be liable to any party hereto for any form of special, indirect or consequential damages, including, without limitation, damages for economic loss (such as business interruption or loss of profits, however the same may be caused).

         8. Indemnity and Insurance.

                  8.1 Indemnification of Disbursement Agent. The Authority hereby indemnifies, holds harmless and defends each Disbursement Agent and its officers, directors, agents and employees from and against any and all claims, actions, obligations, liabilities and expenses, including defense costs, investigative fees and costs, legal fees, and claims for damages, arising from such Disbursement Agent's performance under this Agreement, except to the extent that such liability, expense or claim is attributable to the gross negligence or willful misconduct of such Disbursement Agent.

                  8.2 Insurance. The Authority shall, at its sole cost and expense, maintain insurance with responsible carriers against such risks and in such amounts as is customarily carried by similar businesses with such deductibles, retentions, self insured amounts and coinsurance provisions as are customarily carried by similar businesses of similar size, including, without limitation, property and casualty. Customary insurance coverage will be deemed to include, without limitation, the following:

                  (1) workers' compensation insurance to the extent required to comply with all applicable state, territorial or United States laws and regulations, or the laws and regulations of any other applicable jurisdiction;

                  (2) comprehensive general liability insurance with minimum limits of one million dollars ($1,000,000);

                  (3) umbrella or excess liability insurance providing excess liability coverages over and above the foregoing underlying insurance policies up to a minimum limit of fourteen million dollars ($14,000,000);

                  (4) business interruption insurance; provided that such business interruption insurance will have a minimum limit of at least thirty-six million five hundred thousand ($36,500,000); and

                  (5) property insurance protecting the property against losses or damages as is customarily covered by an "all-risk" policy or a property policy covering "special" causes of loss for a business of similar type and size; provided, however, that such insurance will provide coverage of not less than 100.0% of actual replacement value (as determined at each policy renewal based on the F.W. Dodge Building Index or some other recognized means) of any improvements customarily insured consistent with industry standards and with a deductible no greater than 2% of the insured value of the Project or such greater amount as is available on commercially reasonable terms (other than earthquake or flood insurance, for which the deductible may be up to 5% of such replacement value).

All such insurance policies will be issued by carriers having an A.M. Best & Company, Inc. rating of A or higher and a financial size category of not less than VII, in each case on the date each such policy is issued to the Authority, or if such carrier is not rated by A.M. Best & Company, Inc., having the financial stability and size deemed appropriate by an opinion from a reputable insurance broker. Such policies shall provide for 30 days' prior written notice to the Trustee (and during the Construction Period to the Independent Construction Consultant) of cancellation or material change. If any of such insurance is written on a claims made form, following termination of this Agreement, coverage shall survive for the maximum reporting period available at each anniversary date of such insurance, or not less than five years, whichever is greater. The limits of coverage required under subparagraph (a) above shall not in any way limit the liability of the Authority or the Tribe under this Agreement.

         9. Termination. This Agreement shall terminate automatically on the later of (a) repayment and performance of all Senior Note Obligations and (b) 30 days following disbursement of all funds remaining in the Collateral Accounts; provided, however, that the obligations of the Authority under Section 8 of this Agreement shall survive termination of this Agreement.

         10. Substitution or Resignation of Disbursement Agent.

                  10.1 Procedure. A resignation or removal of a Disbursement Agent and appointment of a successor Disbursement Agent shall become effective only upon the successor Disbursement Agent's acceptance of appointment as provided in this Section 10.

                           10.1.1 A Disbursement Agent may resign in writing at
any time and be discharged from all duties hereunder upon 30 days' written notice to all parties hereto. The Trustee or the Holders of a majority in principal amount of the then outstanding Senior Notes may remove a Disbursement Agent as provided below by so notifying such Disbursement Agent and the Authority in writing, if:

                                    (a) the Disbursement Agent fails to comply
with Section 10.3 hereof;

                                    (b) the Disbursement Agent is adjudged a
bankrupt or an insolvent or an order for relief is entered with respect to the Disbursement Agent under any Bankruptcy Law;

                                    (c) a custodian or public officer takes
charge of the Disbursement Agent or its property; or

                                    (d) the Disbursement Agent becomes incapable
of acting.

                           10.1.2 If a Disbursement Agent resigns or is removed
or if a vacancy exists in the office of Disbursement Agent for any reason, the Trustee shall, and the Holders of a majority in principal amount of the then outstanding Senior Notes (if such Holders provided a notice pursuant to Section
10.1.1 or if there is no Trustee capable of acting at such time) may, promptly appoint a successor Disbursement Agent acceptable to the Authority. Within one year after any successor Disbursement Agent appointed by the Trustee takes office, the Holders of a majority in principal amount of the then outstanding Senior Notes may appoint a successor Disbursement Agent acceptable to the Authority to replace the successor Disbursement Agent appointed by the Trustee.

                           10.1.3 If a successor Disbursement Agent does not
take office within sixty (60) days after the retiring Disbursement Agent resigns or is removed, the retiring Disbursement Agent, the Trustee, the Authority or the Holders of at least 10% in principal amount of the then outstanding Senior Notes may petition any court of competent jurisdiction for the appointment of a successor Disbursement Agent.

                           10.1.4 A successor Disbursement Agent shall deliver a
written acceptance of its appointment to the retiring Disbursement Agent, the Authority and the Trustee. Thereupon, the resignation or removal of the retiring Disbursement Agent shall become effective, and the successor Disbursement Agent shall have all the rights, powers and duties of the Disbursement Agent under this Agreement. The retiring Disbursement Agent shall promptly transfer all property held by it as Disbursement Agent to the successor Disbursement Agent.

                  10.2 Successor Disbursement Agent. If a Disbursement Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Disbursement Agent.

                  10.3 Eligibility; Disqualification. A Disbursement Agent shall at all times be a bank chartered under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100 million as set forth in its most recent published annual report of condition and a Thomson's Bank Watch rating of B or better.

                  10.4 Consent of Independent Construction Consultant. The Independent Construction Consultant acknowledges and agrees that the Trustee shall have the right to change any party acting as the "Disbursement Agent" pursuant to this Agreement, and the Trustee agrees to provide written notice to the Independent Construction Consultant of any such change.

         11. Statement of Collateral Accounts. Upon the request of the Authority or the Trustee from time to time, a Disbursement Agent shall deliver to the Authority and the Trustee an account statement prepared by such Disbursement Agent in a form satisfactory to the Trustee and the Authority setting forth with reasonable particularity the balance of funds then in the respective Collateral Account for which such Disbursement Agent is responsible and the manner in which such funds are invested; provided, however, that such Disbursement Agent shall not be required to provide such statements more often than weekly. The parties hereto irrevocably instruct the Disbursement Agents that on the first date upon which the balance in any Collateral Account is reduced to zero, the respective Disbursement Agent shall deliver to the Trustee and the Authority a notice that the balance in such Collateral Account has been reduced to zero.

         12. Miscellaneous.

                  12.1 Waiver. Any party hereto may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches.

                  12.2 Invalidity. If, for any reason whatsoever, any one or more of the provisions of this Agreement shall be held or deemed to be inoperative, unenforceable or invalid in a particular case or in all cases, such circumstances shall not have the effect of rendering any of the other provisions of this Agreement inoperative, unenforceable or invalid, and the inoperative, unenforceable or invalid provision shall be construed as if it were written so as to effectuate, to the maximum extent possible, the parties' intent.

                  12.3 No Authority. Each Disbursement Agent shall not have any authority to, and shall not make any warranty or representation or incur any obligation on behalf of, or in the name of, the Trustee.

                  12.4 Assignment. This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

                  12.5 Benefit. The parties hereto and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

                  12.6 Time. Time is of the essence of each provision of this Agreement.

                  12.7 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided, however that with respect to the creation, attachment, perfection or priority of the security interest in any Collateral, the governing law shall be the applicable UCC as set forth in the definition of the term "UCC."

                  12.8 Entire Agreement; Amendments. This Agreement (together with the Indenture and the Collateral Documents) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by duly authorized representatives of all parties.

                  12.9 Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; or (b) on the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested; or by facsimile transmission, in each case, addressed as follows:

         To the USB Disbursement Agent:

         U.S. Bank National Association
         60 Livingston Avenue
         St. Paul, Minnesota 55107-2292
         Attn: Corporate Trust Department
         Telephone: (651) 495-3913
         Facsimile: (651) 495-8097

         To the WFB Disbursement Agent:

         Wells Fargo Bank, N.A.
         5340 Kietzke Lane, Suite 201
         Reno, Nevada 89511
         Attn:  Rochanne Hacket
         Telephone: (775) 689-6007
         Facsimile: (775) 689-6026

         To the Trustee:

         U.S. Bank National Association
         60 Livingston Avenue
         St. Paul, Minnesota 55107-2292
         Attn: Corporate Trust Department
         Telephone: (651) 495-3913
         Facsimile: (651) 495-8097

         To the Authority and the Tribe:

         River Rock Entertainment Authority
         3250 Highway 128 East
         Geyserville, California  95441
         Attn: Chairperson
         Telephone: (707) 857-2777
         Facsimile: (707) 857-2726

         To the Independent Construction Consultant:

         Merritt & Harris, Inc.
         301 East Glenoaks Boulevard, Suite 4
         Glendale, California 91207
         Attn:  Ricardo Flores, Los Angeles Branch Manager
         Telephone: (818) 500-1174
         Facsimile:   (818) 548-0355

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section 12.9 to the others.

                  12.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  12.11 Captions. Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement.

                  12.12 Right to Consult Counsel. Each of the Disbursement Agents and the Trustee may, if any of them deems necessary or appropriate, consult with and be advised by counsel in respect of their duties hereunder. Each of the Disbursement Agents or the Trustee shall be entitled to rely upon the advice of its counsel in any action taken in its capacity as a Disbursement Agent or the Trustee, as the case may be, hereunder and shall be protected from any liability of any kind for actions taken in reasonable reliance upon such opinion of its counsel. The Authority agrees to pay all such reasonable counsel fees.

                  12.13 Tribe Authorization. The Authority represents and warrants that the Tribe has authorized the Authority to execute any and all certificates, consents or other documents required by this Agreement on behalf of the Tribe, and that the Tribe has authorized the Authority to execute any other document on behalf of the Tribe as reasonably requested by the Trustee or a Disbursement Agent in connection with this Agreement.

                  12.14 Authority Authorization. The Authority shall authorize and empower one or more individuals (which individuals shall be identified to the Trustee and the Disbursement Agents in writing) to execute any and all certificates, consents or other documents required by this Agreement on behalf of the Authority and any other document on behalf of the Authority requested by the Trustee or a Disbursement Agent in connection with this Agreement. In each case, the Authority acknowledges that such document, once executed, shall be binding on the Authority as if such document had been, in fact, executed by the Authority.

         13. Governing Law; Jurisdiction; Governing Law Provisions.

                  13.1 Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE AUTHORITY, THE TRIBE, AND THE TRUSTEE AGREE THAT THE TRANSACTIONS UNDER THIS AGREEMENT, INCLUDING THE EXECUTION OF THIS AGREEMENT, THE LENDING OF MONEY AND THE ISSUANCE OF THE SENIOR NOTES, OCCURRED OUTSIDE THE TRIBE'S RESERVATION, IN THE STATE OF NEW YORK.

                  13.2 Waiver of Sovereign Immunity. Each of the Authority and the Tribe unconditionally and irrevocably waives its sovereign immunity, and the sovereign immunity of each subdivision, agency, department, board, committee, commission, instrumentality or entity wholly-owned or wholly-controlled, directly or indirectly, by the Tribe from any suit, action, proceeding or legal process of any nature, and any and all defenses based thereon, with respect to any claim, demand, dispute, action or cause of action related or incidental to this Agreement, the Senior Notes or the Collateral Documents including the offer or sale of the Senior Notes, whether now existing or hereafter arising and whether sounding in tort, contract, or otherwise (collectively "Permitted Claims"). Such waiver extends (i) to permit the interpretation, enforcement and the seeking of legal or equitable relief and remedies (whether through an award or granting of specific performance, injunction, mandamus, damages or otherwise) through judicial proceedings and other legal process as hereinafter provided, and (ii) to permit judicial actions in any of the Applicable Courts (as defined below) to compel, enter judgment upon, enforce, modify or vacate any award or interim injunctive relief related to such arbitration authorized in this Section 13; provided, however, such waiver shall be subject to the following limitations: (a) no Person may seek enforcement or recover any damages as a result of such waiver against any property or rights of the Authority or the Tribe, except as against Gaming Assets and Gaming Assets distributed to the Tribe in contravention of the Indenture; (b) no Person will be entitled to enforce such waiver except the Trustee, holders of the Senior Notes, Persons entitled to be indemnified under this Agreement, and the successors and assigns of the Trustee and such holders and Persons (each, a "Permitted Party"); (c) no Person shall be entitled to assert a claim because of such waiver except a Permitted Claim; (d) claims permitted by such waiver may be brought only in the Applicable Courts or in arbitration proceedings as described below; and (e) all Permitted Claims shall be interpreted and subject to the internal law of the State of New York.

                  13.3 Waiver of Tribal Court. Each of the Authority and the Tribe unconditionally and irrevocably waives the jurisdiction and right of any tribal court or forum, now or hereafter existing or created, to hear or resolve any Permitted Claim. Each of the Authority and the Tribe unconditionally and irrevocably waives the application of any rule or doctrine relating to the exhaustion of tribal remedies, abstention or comity that might otherwise require or permit a Permitted Claim to be heard or resolved (either initially or finally) in a tribal court or other tribal forum.

                  13.4 Jurisdiction. Each of the Authority and the Tribe irrevocably consents to arbitration as described below and for the resolution and enforcement of Permitted Claims and actions permitted by the waivers described above, to the following courts (the "Applicable Courts"); (a) the United States District Court for the Southern District of New York and all courts to which any appeal therefrom may be available; (b) any court of the State of New York and all courts to which any appeal therefrom may be available; and (c) any court or other forum of the Tribe (to the extent that a Permitted Party has commenced or consented to an action in such court or forum).

                  13.5 Arbitration. At the election of the Trustee, any Permitted Claims must be resolved by binding arbitration under the commercial arbitration rules of the American Arbitration Association (the "AAA"), as modified by this Agreement. An arbitration proceeding may be commenced only by the Trustee, or to the extent remedies may be enforced directly by a holder of Senior Notes, by the holder upon the filing with the AAA of a Statement of Claim (within the meaning of the AAA rules) and serving a copy thereof on the Authority and the Tribe. A single arbitrator shall hear the Permitted Claim, and shall be selected in accordance with the rules of the AAA. No person shall be eligible to serve as an arbitrator if the person is related to, affiliated with or has represented in a legal capacity any party to the arbitration proceeding or any party to this Agreement. The arbitrator shall be an attorney admitted to practice and in good standing before the highest court of a state, who is experienced in advising clients in connection with commercial borrowings or the issuance of debt securities. Any party shall be permitted to engage in any discovery permitted under the rules of the AAA. However, all discovery shall be completed within 90 days following the initial filing of the Statement of Claim. The hearing on the arbitration must be held in the City of Los Angeles, California, and commence and be completed no more than 30 days after the close of discovery, and the arbitrator shall render an award in writing within 30 days of the completion of the hearing, which shall contain findings of facts and conclusions of law. Any arbitrator appointed hereunder may award interim injunctive relief before the final arbitration award. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator.

                  13.6 Service of Process. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any proper court.

                  13.7 Non-Impairment. Neither the Authority nor the Tribe nor any of their Affiliates will: (a) adopt, enact, promulgate or otherwise place into effect any law or legal requirement that impairs or interferes, or could impair or interfere, in any manner, with any right or remedy of another party hereunder or their successors and assigns (it being understood and agreed that any such law or legal requirement that is adopted, enacted, promulgated or otherwise placed into effect without the prior written consent of any affected party, successor or assign shall be void and of no effect); or (b) demand, impose or receive any tax, charge, assessment, fee or other imposition or impose any regulatory or licensing requirement against a party, their successors or assigns, except in connection with licensing required by the Compact entered into between the Tribe and the State of California, as amended from time to time.

                  13.8 IGRA Savings Provisions. It is not the intent of the parties hereto that this Agreement, whether considered alone, or together with any other one or more documents, constitute a management contract within the meaning of IGRA. Accordingly, to the extent any reasonable basis exists therefore, each and every provision hereof shall be interpreted in a manner that does not cause this Agreement to constitute a management contract, whether considered alone, or together with any other one or more documents. In no event shall any provision of this Agreement be applied, or deemed in effect or enforceable, to the extent such provision allows any action or influence by the Trustee or any other person that constitutes management of gaming in violation of IGRA. Notwithstanding any other provision herein, if any term or condition herein should cause this Agreement, alone, or together with any one or more other documents, to constitute a management contract within the meaning of IGRA, such provision shall be null and void without any further force and effect, with all other provisions not similarly null and void remaining in full force and effect. This Section shall survive as an agreement separate and apart from the remainder of this Agreement in the event of any determination that any provision of this Agreement causes the Agreement to constitute a management contract within the meaning of IGRA.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                         [PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


U.S. BANK NATIONAL ASSOCIATION,
as USB Disbursement Agent

By:      /s/ Frank Leslie
         --------------------------
         Name: Frank Leslie
         Title: Vice President


WELLS FARGO BANK, N.A.,
as WFB Disbursement Agent

By:      /s/ Rochanne L. Hackett
         --------------------------
         Name: Rochanne L. Hackett
         Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:      /s/ Frank Leslie
         --------------------------
         Name: Frank Leslie
         Title: Vice President


RIVER ROCK ENTERTAINMENT AUTHORITY

By:      /s/ Elizabeth Elgin DeRouen
         -----------------------------
         Name: Elizabeth DeRouen
         Title: Chairperson


THE DRY CREEK RANCHERIA BAND OF POMO INDIANS
(solely with respect to its obligations under Section 13)

By:      /s/ Elizabeth Elgin DeRouen
         -----------------------------
         Name: Elizabeth DeRouen
         Title: Chairperson


MERRITT & HARRIS, INC.

By:      /s/ Thomas C. Richard
         -----------------------------
         Name: Thomas C. Richard
         Title:  President & CEO

                        INITIAL DISBURSEMENTS CERTIFICATE


         U.S. Bank National Association, a national banking association, in its capacity as Disbursement Agent under that certain Cash Collateral and Disbursement Agreement (the "Agreement") among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby certifies that the conditions to payment contained in Section 4.1 of the Agreement have been satisfied and that it has made the following payments concurrently herewith from the Construction Disbursement Account:

         See attached Schedule 1.









Dated:  November 7, 2003.


U.S. BANK NATIONAL ASSOCIATION

By:      _____________________________
         Name: ________________________
         Title: Vice President



                                    EXHIBIT A

                                   SCHEDULE 1

                     FORM OF AUTHORITY'S CLOSING CERTIFICATE


         River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California, under that certain Cash Collateral and Disbursement Agreement (the "Agreement") among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby certifies to the Trustee and the USB Disbursement Agent that all conditions to disbursement of the Initial Disbursements contained in Sections 4.1(a) and 4.1(b) of the Agreement have been satisfied and that the Preliminary Plans are described on Schedule 1 attached hereto.


Dated:  November 7, 2003.

RIVER ROCK ENTERTAINMENT AUTHORITY




By:      /s/ Elizabeth Elgin DeRouen
         -----------------------------------
         Name:  Elizabeth Elgin DeRouen
         Title: Authority Chairperson




By:      /s/ Margie Rojes
         -----------------------------------
         Name:  Margie Rojes
         Title: Secretary-Treasurer


                                    EXHIBIT B

                          SCHEDULE OF PRELIMINARY PLANS



                                   SCHEDULE 1

PROJECT # LA21-184
PROJECT NAME: RIVER ROCK CASINO GARAGE
ARCHITECT'S NAME: FFKR ARCHITECT
RECEIVED FROM: OWNER
PROJECT MANAGER: RICHARD FLORES

-------------------------------------------------------------------------------------------------------------------------------
                                                        1st Submission Received      Up to and including the    1st Submission
                                                                                     1st Submission             8/18/03
                                                        8/18/03                      8/18/03
-------------------------------------------------------------------------------------------------------------------------------
Sheet             Title                                 Original Date  Revision      Revision      Subm.        Revision Date
                                                                       Date          Date          Number
-------------------------------------------------------------------------------------------------------------------------------
1 of 2            Record of Survey                      1/0/00         7/27/00       7/27/00       1st          7/27/00
-------------------------------------------------------------------------------------------------------------------------------
1 of 2            Record of Survey                      1/0/00         7/27/00       7/27/00       1st          7/27/00
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Access Road Curve #1 and #2
                  Improvements
-------------------------------------------------------------------------------------------------------------------------------
CO1               Title Sheet                           7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
CO2               Abbreviations                         7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C10               Existing Topography                   7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C20               Roadway Plan Curve #1                 7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C21               Roadway Plan Curve #2                 7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C22               Grading & Drainage Plan               7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C23               Grading & Drainage Plan               7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C24               Signage & Striping                    7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C30               Roadway Profile Curve #1              7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C31               Roadway Profile Curve #2              7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C40               Sections Sheet 1                      7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C41               Sections Sheet 2                      7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C42               Details Sheet 1                       7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S10               Retaining Wall West 1                 7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S11               Retaining Wall West 2                 7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S12               Retaining Wall East 1                 7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Dry Creek Rancheria Infrastructure-
                  North Loop Road Bid Package #2
-------------------------------------------------------------------------------------------------------------------------------
C1                Cover Sheet/Lists of Drawings         7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C1                Vicinity Map Notes & Abbreviations    7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C2                Rough Grading Plan                    7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C3                Details                               7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C4                Details                               7/3/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
G11               Grading & MSE Wall Details            6/20/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
SW1               Soldier Pile Wall 1                   6/16/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
SW1               Soldier Pile Wall 1                   7/29/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
SE30              Soldier Pile Wall 3 & 4               7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
SW50              Soldier Pile Wall 6                   7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Dry Creek Rancheria Infrastructure-
                  North Loop Road Bid Package #2
-------------------------------------------------------------------------------------------------------------------------------
                  Cover Sheet/List of Drawings          7/2/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
U1                Utility Plan                          6/19/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Dry Creek Rancheria Infrastructure-
                  South Loop Road Bid Package #3
-------------------------------------------------------------------------------------------------------------------------------
                  Cover Sheet/List of Drawings          6/30/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C1                Vicinity Map Notes & Abbreviations    7/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C2                Rough Grading & Drainage Plan         7/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C3                Rough Grading & Drainage Plan         7/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C4                Loop Road Profile                     7/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C5                Loop Road Profile                     7/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C6                Loop Road Profile                     7/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
C7                Details                               7/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
G1                Grading & MSE Wall Details            6/27/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
SW2.1             Soldier Pile Wall #2                  7/15/03        7/16/03       7/16/03       1st          7/16/03
-------------------------------------------------------------------------------------------------------------------------------
SW22              Soldier Pile Wall #2                  7/15/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
SW23              Soldier Pile Wall #2                  7/2/03         7/18/03       7/18/03       1st          7/18/03
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                  Parking Structure
-------------------------------------------------------------------------------------------------------------------------------
                  Cover Sheet/List of Drawings          7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
G101              Vicinity Map Project Data             7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
G102              Fir & Exit Analysis Floor Plan        7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
                  Site Plan                             UNDATED        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A100              Overall Floor Plans                   7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A101              A Level 1 & 2 Floors                  7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A102              A Level 3 & 4 Floors                  7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A103              A Level 5 & 6 Floors                  7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A104              B & C Level 1 & 2 Floor Plans         7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A105              B & C Level 3 & 4 Floor Plans         7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A106              B & C Level 5 & 6 Floor Plans         7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A107              B & C Level 7 & 8 Floor Plans         7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A108              A Level 1 & 2 Ceiling Plans           7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A109              A Level 3 & 4 Ceiling Plans           7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A110              A Level 5 Ceiling Plan                7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A111              C Level 1 & 2 Ceiling Plans           7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A112              C Level 3 & 4 Ceiling Plans           7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A113              C Level 5 & 6 Ceiling Plans           7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A114              C Level 7 Ceiling Plan                7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A201              A Exterior Elevators                  7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A202              B Exterior Elevators                  7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A203              Exterior Elevations                   7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A301              A Bldg. Sections                      7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A401              Large Scale Floor Plans Stair A2,     7/31/03        UNDATED       UNDATED       1st          UNDATED
                  B2 Elevators 1,2,3 & 4
-------------------------------------------------------------------------------------------------------------------------------
A402              Large Scale Sections Stair A2         7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Elevators 1 & 2
-------------------------------------------------------------------------------------------------------------------------------
A403              Large Scale Sections Stair B2         7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Elevators 3 & 4
-------------------------------------------------------------------------------------------------------------------------------
A404              Interior Stair Details                7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A405              Large Scale Plans Sections Stair A1   7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A406              Large Scale Sections Stair A3         7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A407              Large Scale Plans Sections Stair B3   7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A408              Large Scale Plans Section Stair C1    7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A409              Exterior Stair Details                7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A410              Enlarged Spandrel Plans & Details     7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A415              Enlarged Spandrel Plans & Details     7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
A416              Enlarged Spandrel Plans & Details     7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A417              Enlarged Spandrel Plans & Details     7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A418              Enlarged Spandrel Plans & Details     7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A419              Enlarged Spandrel Plans & Details     7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A502              Prefab. Details                       7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
A503              Prefab. Details                       7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S001              General Notes & Abbreviations         7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S101              Level 1 & 3 Foundation Plan           7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S102              A Level 1 & 2 Plan                    7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S103              A Level 3 & 4 Plans                   7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S104              A Level 5 & 6 Plans                   7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S105              B & C Levels 1 & 2 Foundation/        7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Floor Plans
-------------------------------------------------------------------------------------------------------------------------------
S106              B & C Levels 3 Foundation/ Floor      7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Plans
-------------------------------------------------------------------------------------------------------------------------------
S107              B & C Levels 1 & 2 Plans              7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S108              B & C Levels 3 & 4 Plans              7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S109              B & C Levels 5 & 6 Plans              7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S110              B & C Levels 7 &                      7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S151              A Levels 2 & 4 Floor Plans            7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S152              A Levels 5 & 6 Floor Plans            7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S153              B & C Level 4 Floor Plan              7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S154              B & C Levels 5 & 6 Floor Plans        7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S155              B & C Levels 7 & 8 Roof Plans         7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S201              Precast Details                       7/29/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S202              Pecast Details                        7/29/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S203              Stair Tower Plans & Details           7/29/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S204              Stair Tower Plans & Details           7/29/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S301              Precast Details                       7/29/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S351              Precast Details                       7/29/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S252              Precast Details                       7/29/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S353              Precast Details                       7/29/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S401              A Shear Wall Elevations Along Lines   7/30/03        UNDATED       UNDATED       1st          UNDATED
                  D & G
-------------------------------------------------------------------------------------------------------------------------------
S402              A Shear Wall Elevations  Lines A1 -   7/29/03        UNDATED       UNDATED       1st          UNDATED
                  12
-------------------------------------------------------------------------------------------------------------------------------
S403              B Shear Wall Elevations Along Lines   7/29/03        UNDATED       UNDATED       1st          UNDATED
                  L & P
-------------------------------------------------------------------------------------------------------------------------------
S404              B Shear Wall Elevations Along Lines   7/29/03        UNDATED       UNDATED       1st          UNDATED
                  B1 - B9
-------------------------------------------------------------------------------------------------------------------------------
S405              C Shear Wall Elevations Along Lines   7/29/03        UNDATED       UNDATED       1st          UNDATED
                  T & W
-------------------------------------------------------------------------------------------------------------------------------
S406              C Shear Wall Elevations Along Lines   7/29/03        UNDATED       UNDATED       1st          UNDATED
                  C1 - C9
-------------------------------------------------------------------------------------------------------------------------------
S451              A,B, & C Slab on Grade Typical        7/25/03        UNDATED       UNDATED       1st          UNDATED
                  Details
-------------------------------------------------------------------------------------------------------------------------------
S452              A, B & C Pile Cap Details Sheet 1     7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S453              A, B & C Pile Cap Details &           7/28/03        UNDATED       UNDATED       1st          UNDATED
                  Schedules Sheet 2
-------------------------------------------------------------------------------------------------------------------------------
S454              A Drilled Pier Details & Schedules    7/28/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S455              A & B Typical Tieback Details         7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S456              A, B, C Shear Key & Wall Details &    7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Sections
-------------------------------------------------------------------------------------------------------------------------------
S457              A, B & C Typical Reinforcement        7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Details
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
S458              A Collector Details                   7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S459              B Collector Details                   7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
S460              C Collector Details                   7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
MP0               Mechanical & Plumbing General         8/4/03         UNDATED       UNDATED       1st          UNDATED
                  Details
-------------------------------------------------------------------------------------------------------------------------------
MP1               A Level 1 & 2 Mechanical & Plumbing   7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Plan
-------------------------------------------------------------------------------------------------------------------------------
MP2               A Level 3 & 4 Mechanical & Plumbing   7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Plan
-------------------------------------------------------------------------------------------------------------------------------
MP3               A Level 5 & 6 Mechanical & Plumbing   7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Plan
-------------------------------------------------------------------------------------------------------------------------------
MP4               B & C Level 1 & 2 Mechanical &        7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Plumbing Plan
-------------------------------------------------------------------------------------------------------------------------------
MP5               B & C Level 3 & 4 Mechanical &        7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Plumbing Plan
-------------------------------------------------------------------------------------------------------------------------------
MP6               B & C Level 5 & 6 Mechanical &        7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Plumbing Plan
-------------------------------------------------------------------------------------------------------------------------------
MP7               B & C Level 7 & 8 Mechanical &        7/31/03        UNDATED       UNDATED       1st          UNDATED
                  Plumbing Plan
-------------------------------------------------------------------------------------------------------------------------------
P0                Plumbing General Details              7/21/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
P1                A Level 1 & 2 Plumbing Plan           7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
P2                A Level 3 & 4 Plumbing Plan           7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
P3                A Level 5 & 6 Plumbing Plan           7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
P4                 B & C Level 1 & 2 Plumbing Plan      7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
P5                 B & C Level 3 & 4 Plumbing Plan      7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
P6                 B & C Level 5 & 6 Plumbing Plan      7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
P7                 B & C Level 7 & 8 Plumbing Plan      7/31/03        UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
1 of 8            Topographic Map                       8/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
2 of 8            Topographic Map                       8/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
3 of 8            Topographic Map                       8/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
4 of 8            Topographic Map                       8/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
5 of 8            Topographic Map                       8/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
6 of 8            Topographic Map                       8/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
7 of 8            Topographic Map                       8/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------
8 of 8            Topographic Map                       8/8/03         UNDATED       UNDATED       1st          UNDATED
-------------------------------------------------------------------------------------------------------------------------------

                          TRUSTEE'S CLOSING CERTIFICATE


         U.S. Bank National Association, a national banking association, in its capacity as Trustee under that certain Cash Collateral and Disbursement Agreement (the "Agreement") among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby certifies that all conditions to disbursement of the Initial Disbursements contained in Sections 4.1(a) and (b) of the Agreement have been satisfied.


Dated: November 7, 2003.


U.S. BANK NATIONAL ASSOCIATION

By:      /s/ Frank Leslie
         ---------------------------------
         Name:   Frank Leslie
         Title:  Vice President



                                    EXHIBIT C

                        CONSTRUCTION DISBURSEMENT REQUEST


         River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California, under that certain Cash Collateral and Disbursement Agreement (the "Agreement") among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby requests disbursement of $____________ from the Construction Disbursement Account by the USB Disbursement Agent and certifies to the USB Disbursement Agent and the Trustee each of the following:

                  (a) Exhibit 1 attached hereto sets forth the parties to whom, the contracts under which and the line items of the Authority Budget for which payment is being requested.


                  (b) Exhibit 2 attached hereto contains the certification of the Independent Construction Consultant that each of the items set forth in
Exhibit 1 attached hereto are legitimate Construction Expenses.


                  (c) The Disbursement Agent has received a Certification from each of the Authority and the Independent Construction Consultant that the Liquidity Requirement shall have been satisfied through the date hereof.


                  (d) The Disbursement Agent and the Independent Construction Consultant have received copies of all Construction Contracts (and all amendments thereto) executed as of the date hereof and, with respect to each Material Construction Contract executed on or before the date hereof, copies of such performance and payment bonds as the Authority may require to be provided to the Authority pursuant to such Material Construction Contract.



Dated:  ___________, 200__.



RIVER ROCK ENTERTAINMENT AUTHORITY




By:      ________________________
         Name: _____________________________
         Title: ____________________________




By:      ________________________
         Name: _____________________________
         Title: ____________________________



                                    EXHIBIT D

                                    Exhibit 1
                                       to
                        Construction Disbursement Request
                             Dated ___________, 200_




                                                                                              Line Item of Authority
                              Party To Whom Payment           Contract Under Which               Budget For Which
Amount of Payment                 Will Be Made                Payment Will Be Made            Payment Is Being Made
-----------------                 ------------                --------------------            ---------------------

                                    Exhibit 2
                                       to
                        Construction Disbursement Request
                             Dated ___________, 200_




         Merritt & Harris, Inc. hereby certifies that each of the items set forth in Exhibit 1 to the Construction Disbursement Request dated ___________, 200_, are legitimate Construction Expenses under the Contract referenced in the Construction Disbursement Request.


Dated:  ______________, 200__.



MERRITT & HARRIS, INC.

By:      ________________________
         Name: _____________________________
         Title: ____________________________

                FORM OF AVAILABLE CONSTRUCTION FUNDS CERTIFICATE


         River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California, under that certain Cash Collateral and Disbursement Agreement (the "Agreement") among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby certifies to the USB Disbursement Agent and to the Trustee that the Available Construction Funds are in the amount of $_________ as of the date set forth below.


Dated:  ___________ __, 200__.


RIVER ROCK ENTERTAINMENT AUTHORITY




By:      ________________________
         Name: _____________________________
         Title: ____________________________




By:      ________________________
         Name: _____________________________
         Title: ____________________________




                                    EXHIBIT E

                    FORM OF PROJECT COST SCHEDULE CERTIFICATE


         River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California, under that certain Cash Collateral and Disbursement Agreement among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby certifies to the Independent Construction Consultant that the Project Cost Schedule attached hereto as Schedule 1 is true, complete and correct as of the date hereof.


Dated:  November 7, 2003.

RIVER ROCK ENTERTAINMENT AUTHORITY




By:      /s/ Elizabeth Elgin DeRouen
         ---------------------------------
         Name:   Elizabeth Elgin DeRouen
         Title:  Authority Chairperson





By:      /s/ Margie Rojes
         ---------------------------------
         Name:   Margie Rojes
         Title:  Secretary-Treasurer



                                    EXHIBIT F

                              PROJECT COST SCHEDULE


Swinerton Budget                                            $ 61,845,152.00*

FFKR & Subcontractors Budget                                   2,788,281.00

Total Construction Budget                                     61,146,257.69
                                                            ===============



* $3,487,175.31 represents the amount prepaid by the Authority to Swinerton which shall be reimbursed to the Authority at closing.

                 FORM OF AUTHORITY BUDGET AMENDMENT CERTIFICATE


         River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California, under that certain Cash Collateral and Disbursement Agreement (the "Agreement') among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby certifies to the Independent Construction Consultant that the Authority Budget should be increased in the aggregate by $___________ and in the following specific respects:

                  Increase                                    Reason
                  --------                                    ------

         (a)

         (b)

         etc.


Dated:  ________ __, 200__.

RIVER ROCK ENTERTAINMENT AUTHORITY




By:      ________________________
         Name: _____________________________
         Title: ____________________________




By:      ________________________
         Name: _____________________________
         Title: ____________________________



                                    EXHIBIT G

                            INITIAL AUTHORITY BUDGET

                                   EXHIBIT H

River Rock Casino
Budget 2003


                            JAN         FEB          MAR         APR          MAY          JUN         JUL

1-10 Slots               10,371,164  10,587,807   11,000,000  34,876,754   43,495,227   45,209,074  49,084,076
11 Games                          -           -            -   2,835,360    3,515,846    3,402,432   3,808,834
20 Restaurant                     -           -            -     197,220      243,953      286,698     326,776
22 Lounge                         -           -            -           -      239,895      259,010      68,036
24 Gift Shop                      -           -            -      11,250       12,400       13,500      15,500
50 Misc. Index               10,189      13,082       11,750      24,547       27,967       29,648      47,500
2-10 Slot Revenues        8,534,091   8,870,974    9,000,000  29,809,192   37,496,749   38,973,339  42,313,857
11 Games Payouts                  -           -            -   2,334,720    2,887,293    2,794,154   3,123,697
Total Gaming Revenue      1,847,262   1,729,915    2,011,750   5,801,219    7,152,336    7,432,889   7,913,168

20 Restaurant                48,650      45,806       47,000     157,777      166,997      189,470     218,676
22 Lounge                         -           -            -           -       83,995       90,653      68,036
24 Gift Shop                      -           -            -       6,750        7,440        8,100       9,300
50 Misc. Index                    -           -            -           -            -            -           -
Total Cost of Sales          48,650      45,806       47,000     164,627      258,432      288,223     296,012

Gross Profit              1,798,612   1,684,109    1,964,750   6,636,692    6,893,904    7,144,646   7,617,156

Salaries & Wages
3-10 Slots                   66,796      62,671       55,000     256,100      264,636      260,788     264,636
11 Games                     55,502      26,465       29,000     199,302      217,450      216,436     262,043
20 Restaurants               21,722      17,440       18,300     285,656      295,178      287,062     295,178
22 Lounge                         -           -            -      79,590       82,243       80,996      82,243
24 Gift Shop                      -           -            -      13,657       14,113       13,657      14,113
50 Misc. Index                    -           -            -           -            -            -           -
60 Administr                146,889     196,505       96,300      99,009      109,099      157,505     109,099
61 Accounting                 5,135      12,513       12,980      38,650       39,833       43,905      44,934
63 IT                         9,696      11,574       11,900      19,307       19,951       21,867      19,951
65 Count Team                19,808      16,060       16,500      78,771       81,398       78,771      81,396
66 Cage                      65,322      50,323       52,000     254,077      256,330      257,881     256,330
67 Warehouse                      -           -            -           -            -            -           -
68 Purchasing                     -           -            -       1,192        4,926        4,768       4,928
69 HR                        58,125      16,383       17,000      34,359       35,400       45,970      35,713
72 Marketing                 26,269      24,719       26,000      70,603       72,957       80,321      72,957
74 Security                  98,872      78,727       83,800     164,902      169,241      163,781     169,241
76 Surveillance                   -           -            -           -            -            -           -
78 Housekeeping              27,078      28,909       31,000      90,565       93,585       90,565      93,585
79 Maintenance               17,960      12,716       13,000      40,075       41,412       43,416      41,412
80 Tribal                         -           -            -           -            -            -           -
86 Capital Ex                     -           -            -           -            -            -           -

Total Salaries & Wages      619,164     545,008      482,780   1,725,815    1,797,750    1,847,659   1,847,759

                            AUG           SEP          OCT         NOV          DEC        TOTAL

1-10 Slots                52,859,773   55,284,082   57,495,138  56,947,957   59,214,476  486,426,528
11 Games                   3,808,834    3,685,968    3,808,834   3,402,432    3,515,846  31,784,386
20 Restaurant                346,141      348,491      358,428     348,490      323,741   2,789,939
22 Lounge                    293,022      290,615      300,523     290,615      269,345   2,011,161
24 Gift Shop                  18,600       21,000       21,700      21,000       21,700     156,650
50 Misc. Index                47,500       47,500       47,500      47,500       47,500     402,183
2-10 Slot Revenues        45,568,770   47,658,690   49,564,776  49,093,066   51,046,954  417,930,468
11 Games Payouts           3,123,697    3,022,933    3,123,697   2,794,154    2,887,293  26,091,638
Total Gaming Revenue       8,681,403    8,996,033    9,353,650   9,170,775    9,458,351  79,548,731

20 Restaurant                218,449      220,094      233,255     220,094      201,974   1,968,242
22 Lounge                    146,781      144,512      149,405     144,512      138,494     966,389
24 Gift Shop                  11,150       12,600       13,020      12,600       13,020      93,990
50 Misc. Index                     -            -            -           -            -           -
Total Cost of Sales          378,390      377,206      395,681     377,206      353,488   3,028,621

Gross Profit               8,305,013    8,618,827    8,957,969   8,793,569    9,104,863  76,520,110

Salaries & Wages
3-10 Slots                   256,153      261,367      265,235     256,679      311,851   2,571,912
11 Games                     254,067      258,754      262,043     254,067      350,015   2,385,144
20 Restaurants               285,656      293,844      295,440     285,911      369,514   2,750,901
22 Lounge                     79,590       81,010       82,257      79,604      107,237     754,770
24 Gift Shop                  13,657       13,657       14,113      13,857       16,613     127,237
50 Misc. Index                     -            -            -           -            -           -
60 Administr                 105,768      155,213      109,293     105,206      161,138   1,551,027
61 Accounting                 43,471       50,917       45,448      44,167       63,558     445,781
63 IT                         19,307       19,373       20,019      19,373       24,579     216,887
65 Count Team                 78,771       78,771       81,640      79,006       95,640     786,530
66 Cage                      255,348      257,748      256,868     255,821      285,768   2,503,796
67 Warehouse                       -       24,649       25,471      24,649       28,034     102,803
68 Purchasing                  4,770        4,771        4,931       4,771        7,081      42,140
69 HR                         39,113       43,697       40,620      39,309       54,760     460,449
72 Marketing                  70,717       78,155       73,074      70,831       94,682     759,285
74 Security                  163,781      166,327      169,912     164,430      197,850   1,790,884
76 Surveillance                    -            -            -           -            -           -
78 Housekeeping               90,565       92,328       93,844      90,816      112,607     936,447
79 Maintenance                40,137       42,762       41,539      40,198       49,380     424,007
80 Tribal                          -            -            -           -            -           -
86 Capital Ex                      -            -            -           -            -           -

Total Salaries & Wages     1,601,141    1,921,343    1,881,747   1,828,497    2,330,307  18,608,880

River Rock Casino
Budget 2003

                            JAN         FEB          MAR         APR          MAY          JUN         JUL

PR & Emp Benefits
4-10 Slots                    4,302       4,013        4,000      75,691       74,080       72,308      96,717
11 Games                      1,648       2,119        2,000      57,855       61,862       60,595     104,610
20 Restaurants                1,385       1,302        1,400      85,018       87,697       85,158     128,582
22 Lounge                         -           -            -      29,297       30,118       29,437      63,564
24 Gift Shop                      -           -            -       2,854        2,818        2,726       4,658
50 Misc. Index                    -           -            -           -            -            -           -
60 Administr                129,674      99,919       87,000      19,228       19,828       22,440      20,185
61 Accounting                   516         849          900       7,665        7,358        7,626       9,034
63 IT                           598         861          900       5,756        5,899        5,955       6,257
65 Count Team                 1,103       1,103        1,200      19,830       19,648       19,095      24,164
66 Cage                       4,295       3,969        4,000      64,770       62,957       62,977      79,567
67 Warehouse                      -           -            -           -            -            -           -
68 Purchasing                     -           -            -         209          809          794         809
69 HR                         4,163       1,126        1,200       6,400        6,899        7,607       6,899
72 Marketing                  1,657       1,785        2,000      14,244       14,056       14,742      19,179
74 Security                   6,133       6,021        5,500      47,152       48,121       46,933      51,413
76 Surveillance                   -           -            -           -            -            -           -
78 Housekeeping               1,657       2,147        2,500      25,749       25,553       24,902      33,482
79 Maintenance                1,153         944        1,000       9,762        9,650        9,667      12,539
80 Tribal                         -           -            -           -            -            -           -
86 Capital Ex                     -           -            -           -            -            -           -
Total PR Expense &          158,284     126,158      114,600     471,380      477,373      472,932     861,639
Benefits

5-10 Slots                  127,102     151,046      148,680     315,969      350,263      356,747     880,387
11 Games                      1,974       8,088        5,490      51,685       49,611       48,592      52,371
20 Restaurants                4,284       4,294        3,950      43,915       35,971       36,050      52,280
22 Lounge                         -           -            -       9,012        8,315        8,678       4,495
24 Gift Shop                      -           -            -       1,480        1,053        1,072       1,110
50 Misc. Index                    -           -            -       1,000        1,000        1,000       1,000
60 Administr                105,011     121,560      110,646     297,040      267,040      267,040     287,040
61 Accounting                 1,862       2,245        1,825       3,517        2,717        2,717      12,217
63 IT                        30,495       3,717        1,770      25,075       24,875       19,875      30,875
65 Count Team                 3,694       1,450        2,600       4,850        1,550        1,550       1,850
66 Cage                       1,460       1,934            -       5,230        2,430        2,430       2,880
67 Warehouse                      -           -            -           -            -            -           -
68 Purchasing                     -           -            -         250          350          350         350
69 HR                         7,807         265        2,700       5,139        5,139       30,039       7,539
72 Marketing                176,018     194,485      202,850     728,115      691,447      713,081     715,580
74 Security                     676       1,727          550       1,450        2,550        2,550       1,450
76 Surveillance              63,277      38,694       60,000      75,000       75,000       75,000           -
78 Housekeeping               2,779       3,159        3,280      12,261        9,616        9,616      14,058
79 Maintenance              165,130     109,038       97,260     142,160      115,170      116,370     215,170
80 Tribal                         -           -            -           -            -            -           -
88 Capital Ex                57,799      57,795       57,795     824,846      915,345      907,597   1,192,000

Total Other Expenses        749,268     699,497      699,596   2,547,993    2,559,442    2,600,354   3,452,652

Net Profit                  271,896     313,446      487,774     891,604    2,059,339    2,223,891   1,655,106

                            AUG         SEP          OCT         NOV          DEC         TOTAL

PR & Emp Benefits
4-10 Slots                   95,778      96,892       99,936      97,566      103,903      825,186
11 Games                    103,998     107,994      109,974     107,574      117,848      838,097
20 Restaurants              127,721     129,963      132,158     129,151      139,521    1,049,056
22 Lounge                    84,802      66,372       67,140      66,232       69,623      486,588
24 Gift Shop                  4,553       4,911        5,016       4,991        5,220       37,887
50 Misc. Index                    -           -            -           -            -            -
60 Administr                 19,442      22,636       20,185      19,422       23,593      503,532
61 Accounting                 8,883       9,412        9,034       8,883       10,454       80,514
63 IT                         6,114       6,114        6,257       6,114        6,613       57,438
65 Count Team                23,904      24,261       24,879      24,261       26,135      209,583
66 Cage                      80,406      81,697       82,788      82,552       85,419      695,395
67 Warehouse                      -       2,344        2,780       2,702        4,786       12,612
68 Purchasing                   794         794        1,038       1,015        1,214        7,476
69 HR                         7,312       7,631        7,472       7,312        8,499       72,520
72 Marketing                 19,005      19,610       20,252      19,721       22,021      168,472
74 Security                  51,601      53,600       55,779      54,510       58,193      485,932
76 Surveillance                   -           -            -           -            -            -
78 Housekeeping              33,093      33,621       33,820      33,099       35,567      285,176
79 Maintenance               12,583      13,172       13,254      12,941       13,944      110,609
80 Tribal                         -           -            -           -            -            -
86 Capital Ex                     -           -            -           -            -            -
Total PR Expense &          658,975     681,224      691,760     677,966      732,559    5,925,850
Benefits

5-10 Slots                  881,641     882,447      883,166     882,985      883,737    6,744,380
11 Games                     52,371      53,304       54,370      50,522       51,538      479,905
20 Restaurants               52,175      52,210       53,105      52,245       52,442      442,921
22 Lounge                     9,558       9,554        9,652       9,481        8,961       77,706
24 Gift Shop                  1,168       1,213        1,226       1,213        1,226       10,761
50 Misc. Index                1,000       1,000        1,000       1,000        1,000        9,000
60 Administr                266,950     297,750      297,750     297,750      297,750    2,893,327
61 Accounting                12,217      12,217       12,217      12,217       12,217       88,185
63 IT                        27,875      27,875       23,875      23,875       23,875      264,057
65 Count Team                 1,850       1,850        1,850       1,850        1,850       26,694
66 Cage                       2,880       2,880        2,880       2,880        2,880       30,764
67 Warehouse                      -       5,650        5,550       5,550        5,550       22,200
68 Purchasing                   350         350          350         350          350        3,050
69 HR                         7,539      15,539        7,539       7,539        7,639      104,423
72 Marketing                683,438     744,840      669,718     676,707      691,072    6,687,351
74 Security                   2,550       2,550        1,450       2,550        2,550       22,603
76 Surveillance                   -           -            -           -            -      386,971
78 Housekeeping              14,108      14,108       14,108      14,108       14,108      125,309
79 Maintenance              215,170     217,245      214,720     214,620      215,820    2,037,873
80 Tribal                         -           -            -           -            -            -
88 Capital Ex             1,192,000   1,202,000    1,202,000   1,202,000    1,202,000   10,013,177

Total Other Expenses      3,424,840   3,644,482    3,456,526   3,469,442    3,476,566   30,670,667

Net Profit                2,419,057   2,471,776    2,927,936   2,827,684    2,566,432   21,314,623

                    FORM OF FINAL PLANS AMENDMENT CERTIFICATE


         River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California, under that certain Cash Collateral and Disbursement Agreement (the "Agreement") among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby certifies to the USB Disbursement Agent and to the Independent Construction Consultant that the Final Plans should be amended in the following specific respects:

                           Modification                                Reason
                           ------------                                ------

         (a)

         (b)

         etc.


Dated:  _______ __, 200__.

RIVER ROCK ENTERTAINMENT AUTHORITY




By:      ________________________
         Name: _____________________________
         Title: ____________________________




By:      ________________________
         Name: _____________________________
         Title: ____________________________



                                    EXHIBIT I

                   FORM OF OFFICER'S CERTIFICATE (FIRST PHASE)

         River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Bank of Pomo Indians of California, and Merritt & Harris, Inc., as Independent Construction Consultant, under that certain Cash Collateral and Disbursement Agreement (the "Agreement") among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby certifies to the USB Disbursement Agent that each of the following have occurred:

         (a) Substantial Completion of the first parking structure comprising a portion of the Project has occurred at least forty-five (45) days prior to the date hereof.

         (b) All amounts required to be paid to Contractors in connection with achieving Substantial Compliance of the first parking structure comprising a portion of the Project have been paid.

         (c) There are no mechanic's liens or other liens, charges or orders filed against the Facility or the Project or any portion thereof by any Contractor or any other party that have not been discharged of record or bonded other than Permitted Liens.


Date:  ________ __, 200__.

RIVER ROCK ENTERTAINMENT AUTHORITY

By:      ________________________
         Name: _____________________________
         Title: ____________________________

By:      ________________________
         Name: _____________________________
         Title: ____________________________

[INDEPENDENT CONSTRUCTION CONSULTANT]
 -----------------------------------

By:      ________________________
         Name: _____________________________
         Title: ____________________________


                                   EXHIBIT J-1

                  FORM OF OFFICER'S CERTIFICATE (SECOND PHASE)

         River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Bank of Pomo Indians of California, and Merritt & Harris, Inc., as Independent Construction Consultant, under that certain Cash Collateral and Disbursement Agreement (the "Agreement") among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby certifies to the USB Disbursement Agent that each of the following have occurred:

         (a) Substantial Completion of the Project has occurred at least seventy-five (75) days prior to the date hereof.

         (b) All amounts required to be paid to Contractors in connection with achieving Substantial Compliance of the Project have been paid.

         (c) There are no mechanic's liens or other liens, charges or orders filed against the Facility or the Project or any portion thereof by any Contractor or any other party that have not been discharged of record or bonded other than Permitted Liens.


Date:  ________ __, 200__.

RIVER ROCK ENTERTAINMENT AUTHORITY

By:      ________________________
         Name: _____________________________
         Title: ____________________________

By:      ________________________
         Name: _____________________________
         Title: ____________________________

[INDEPENDENT CONSTRUCTION CONSULTANT]
 -----------------------------------

By:      ________________________
         Name: _____________________________
         Title: ____________________________



                                   EXHIBIT J-2

              FORM OF SUBSTANTIAL COMPLETION CERTIFICATE (PROJECT)

         River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Bank of Pomo Indians of California, and Merritt & Harris, Inc., as Independent Construction Consultant, under that certain Cash Collateral and Disbursement Agreement (the "Agreement") among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby certifies to the USB Disbursement Agent that each of the following have occurred:

         (a) Substantial Completion of the Project has occurred at least ninety
(90) days prior to the date hereof.

         (b) All amounts required to be paid to Contractors in connection with achieving Substantial Compliance of the Project have been paid.

         (c) There are no mechanic's liens or other liens, charges or orders filed against the Facility or the Project or any portion thereof by any Contractor or any other party that have not been discharged of record or bonded other than Permitted Liens.


Date:  ________ __, 200__.

RIVER ROCK ENTERTAINMENT AUTHORITY

By:      ________________________
         Name: _____________________________
         Title: ____________________________

By:      ________________________
         Name: _____________________________
         Title: ____________________________

[INDEPENDENT CONSTRUCTION CONSULTANT]
 -----------------------------------

By:      ________________________
         Name: _____________________________
         Title: ____________________________



                                   EXHIBIT J-3

           FORM OF SUBSTANTIAL COMPLETION CERTIFICATE (DUGAN PROJECT)

         River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Bank of Pomo Indians of California, and Merritt & Harris, Inc., as Independent Construction Consultant, under that certain Cash Collateral and Disbursement Agreement (the "Agreement") among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby certifies to the USB Disbursement Agent that each of the following have occurred:

         (a) Substantial Completion of the Dugan Project has occurred at least ninety (90) days prior to the date hereof.

         (b) All amounts required to be paid to Contractors in connection with achieving Substantial Compliance of the Dugan Project have been paid.

         (c) There are no mechanic's liens or other liens, charges or orders filed against the Dugan Project or any portion thereof by any Contractor or any other party that have not been discharged of record or bonded other than Permitted Liens.


Date:  ________ __, 200__.

RIVER ROCK ENTERTAINMENT AUTHORITY

By:      ________________________
         Name: _____________________________
         Title: ____________________________

By:      ________________________
         Name: _____________________________
         Title: ____________________________



                                   EXHIBIT J-4

                   FORM OF OPERATING ACCOUNT CONTROL AGREEMENT



                                    EXHIBIT K

                            FORM OF CONTROL AGREEMENT
                        (U.S. National Bank Association)

         THIS CONTROL AGREEMENT (the "Agreement") dated as of November 7, 2003, by and among U.S. Bank National Association, a national banking association, as trustee under the Indenture (as defined below) (together with its successors and assigns from time to time under the Indenture, the "Trustee"), U.S. Bank National Association, a national banking association, as disbursement agent, securities intermediary and depositary bank (together with any successor depositary bank permitted hereunder, the "Clearing Bank"), the River Rock Entertainment Authority (the "Authority"), an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California (the "Tribe") and the Tribe (solely with respect to its obligations under Section 15). All capitalized terms not expressly defined herein shall have the meanings ascribed to them in that certain Cash Collateral and Disbursement Agreement dated as of the date hereof (the "Cash Collateral Agreement") by and among the Trustee, the Disbursement Agent, the Authority, the Tribe and Merritt & Harris, Inc., unless the context requires otherwise.

                                    RECITALS


         A. Concurrently herewith, the Authority is issuing $200,000,000 aggregate principal amount of its 9.75% Initial Senior Notes due 2011 (together with all notes issued in exchange or replacement therefor, the "Senior Notes"), pursuant to the Indenture. In addition, the Authority may issue additional senior notes (other than the Initial Senior Notes) pursuant to the Indenture in accordance with the provisions thereof (collectively with the Initial Senior Notes, the "Senior Notes").

         B. The Authority and the Tribe desire to design, develop and construct three parking structures and certain related infrastructure improvements (the "Project") upon the Tribe's reservation near Geyserville, California, to support the existing gaming facility of the Authority (the gaming facility and the Project collectively the "Facility"). The Tribe has delegated to the Authority all rights and decision-making authority with respect to the development, construction and operation of the Facility pursuant to the Authority Ordinance.

         C. The net proceeds from the issuance of the Initial Senior Notes (the "Proceeds") will be used (among other things) to repay a majority of outstanding indebtedness of the Authority, to fund the completion of the Project, to fund the settlement of litigation involving the Tribe, to fund the acquisition of and development of an access road on certain real property adjacent to the Tribe's reservation and to repay outstanding indebtedness of the Tribe.

         D. Contemporaneously with the execution of the Cash Collateral Agreement, $64,600,000 of the Proceeds will be deposited into the Construction Disbursement Account, $5,000,000 of the Proceeds will be deposited into the Dugan Property Improvements Account and $10,000,000 of the Proceeds will be deposited into the Construction Escrow Account.

         E. The parties have entered into the Cash Collateral Agreement to set forth the conditions upon which, and the manner in which, funds will be disbursed (a) from the Construction Disbursement Account to fund the Project,
(b) from the Dugan Property Improvements Account to fund the Dugan Project, (c) from the Construction Escrow Account to permit the Authority to fund cost overruns with respect to the Project to the extent that such cost overruns cannot be satisfied from the Construction Disbursement Account, and (d) from all of the accounts established thereby for the further purposes set forth therein.


                                   EXHIBIT K-1

         F. Assets maintained in the Construction Escrow Account, the Dugan Property Improvements Account, and the Construction Disbursement Account and are owned beneficially by the Authority, subject to the terms and conditions of the Cash Collateral Agreement.

         G. As provided in the Cash Collateral Agreement, the Authority has selected the Wells Fargo Bank, N.A. to maintain the account of the Authority in respect of the operation and management of the Facility (together with all substitutes, renewals and replacements therefor or thereof and any and all interest earned on funds therein, the "Operating Account").

         H. The Trustee and the Authority have agreed that during certain periods (the "Cash Collateral Periods") commenced by delivery of a Cash Collateral Period Notice (hereinafter defined) and terminated by delivery of a Cash Collateral Period Termination Notice (hereinafter defined), the Trustee shall have the right to cause the funds in the Construction Accounts to be transferred and/or otherwise handled as directed by the Trustee.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for ten dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1.1 Construction Disbursement Account. The Construction Disbursement Account is designated as follows:

                  Name: River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California

                  Account No.: 743811001

The Trustee shall have the option to change the name of such account in its sole discretion by giving notice to the Authority and the Clearing Bank.

                  1.2 Dugan Property Improvements Account. The Dugan Property Improvements Account is designated as follows:

                  Name: River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California

                  Account No.: 743811002

The Trustee shall have the option to change the name of such account in its sole discretion by giving notice to the Authority and the Clearing Bank.

                  1.3 Construction Escrow Account. The Construction Escrow Account is designated as follows:

                  Name: River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California

                  Account No.: 743811003

The Trustee shall have the option to change the name of such account in its sole discretion by giving notice to the Authority and the Clearing Bank.

         2. Control of Construction Accounts. Subject to the Authority's limited rights of withdrawal as specified in Paragraph 6, below, the Construction Accounts are under the sole dominion, control and discretion of the Trustee. The Construction Accounts have been assigned the federal tax identification number of the Authority, which number is 68-0490898. The Clearing Bank shall not commingle amounts on deposit in the Construction Accounts with any other amounts held by the Clearing Bank on behalf of the Trustee, the Authority or any other person or entity.

         3. Deposits of Proceeds. From and after the date hereof, $64,600,000 of the Proceeds shall be deposited in the Construction Disbursement Account, $5,000,000 of the Proceeds shall be deposited in the Dugan Property Improvements Account and $10,000,000 of the Proceeds shall be deposited in the Construction Escrow Account.

         4. Transfer of Funds. The Authority hereby irrevocably instructs and authorizes the Clearing Bank upon and following written direction from the Trustee (as amended from time to time by the Trustee, the "Cash Collateral Period Notice") to disburse via the ACH System, if available, or otherwise by wire transfer, to a bank and account as shall be designated by the Trustee, all amounts constituting available funds on deposit in the Construction Accounts. The then existing Cash Collateral Period Notice shall remain effective until revoked or modified from time to time by the Trustee. The Trustee retains the right to provide additional or different directions in the Cash Collateral Period Notice, including but not limited to amendments thereof. If transferring such amounts by the ACH System and if required by the Clearing Bank, each such transfer shall be initiated by the Trustee. If the Clearing Bank provides electronic data transfer services, the Clearing Bank shall provide the Trustee access to the Clearing Bank's electronic data transfer system for purposes of effecting such transfers. At any time that funds may not be transferred as described above in this paragraph, the Clearing Bank shall transfer amounts by wire transfer of immediately available funds.

         5. Reporting Requirements. Following the Clearing Bank's receipt of the Cash Collateral Period Notice, the Clearing Bank shall send a credit advice to the Authority, which credit advice shall specify the amount in the Construction Accounts on such date. The Clearing Bank shall also send a monthly report to the Authority which monthly report shall specify the credits and changes to the Construction Accounts for the previous calendar month and shall immediately establish the Trustee as user of the Clearing Bank's electronic data transfer system in accordance with the Clearing Bank's standard procedures. Upon request of the Trustee, (a) the Clearing Bank shall send to the Trustee either
(x) copies of any daily and/or monthly credit advices and any other advices or reports furnished by the Clearing Bank to the Authority hereunder or (y) information on balances in the Construction Accounts, the aggregate amount of withdrawals from the Construction Accounts and other similar information via the electronic data transfer system on a daily basis, and (b) the Clearing Bank shall advise the Trustee of the amount of funds in the Construction Accounts available for withdrawal and shall deliver to the Trustee copies of all statements and other information concerning the Construction Accounts as the Trustee shall reasonably request from time to time.

         6. Control of Funds in Construction Accounts. The Authority hereby notifies the Clearing Bank, and the Clearing Bank acknowledges, that, in accordance with the Cash Collateral Agreement and the Pledge and Security Agreement and in reliance on the UCC and the Tribal UCC, (a) all amounts held in the Construction Accounts by the Clearing Bank from time to time have been irrevocably pledged, transferred and assigned to the Trustee as additional security for the Senior Notes, (b) the Trustee has a first security interest therein and a first lien thereon, and (c) without limiting the foregoing, the Trustee has all of the remedies of a secured party under the UCC, including without limitation the right and power to take immediate and exclusive possession of the Construction Accounts and to direct the disposition thereof, without any additional consent or authorization of the Authority. Prior to the Clearing Bank's receipt of a Cash Collateral Period Notice and again following receipt by the Clearing Bank from the Trustee of written notice from the Trustee that the Cash Collateral Period corresponding to the Cash Collateral Period Notice has ended (the "Cash Collateral Period Termination Notice"), the Authority has the right to make withdrawals from the Construction Accounts pursuant to the Cash Collateral Agreement. Effective immediately following the Clearing Bank's receipt from time to time of a Cash Collateral Period Notice (until the Clearing Bank receives a Cash Collateral Period Termination Notice, which the Trustee shall deliver in a timely manner after the conditions for such delivery shall have been satisfied), (x) the Authority irrevocably waives all rights of withdrawal from the Construction Accounts and (y) the Clearing Bank is hereby irrevocably authorized and directed, without any additional consent or authorization of the Authority, to deliver all sums in the Construction Accounts and/or as shall thereafter be placed therein, as directed by the Trustee or otherwise handle same, upon and in accordance with the Trustee's instructions as provided herein and/or in subsequent instructions from the Trustee, and to otherwise follow the Trustee's instructions delivered from time to time as to the disposition of the Construction Accounts and such sums. The Clearing Bank agrees to notify the Trustee immediately in the event that any other party makes a claim to or with respect to the Construction Accounts or the amounts therein or earnings thereon.

         7. Permitted Investments.

                  7.1 The Clearing Bank and the Authority each covenants for the benefit of the Trustee that funds on deposit in the Construction Accounts shall be insured by the Federal Deposit Insurance Corporation up to $100,000 or other maximum limit under applicable law.

                  7.2 Funds in the Construction Accounts shall be invested in cash, Cash Equivalents and/or Permitted Investments. Permitted Investments are described on Exhibit A attached hereto and made a part hereof. Except as otherwise expressly provided herein or as the Trustee otherwise advises the Clearing Bank in writing, all earnings on Permitted Investments shall be for the benefit of the Authority. Any proceeds from a liquidation of a Permitted Investment shall be deposited immediately in the Construction Accounts by the Clearing Bank, but in no event later than one business day following such liquidation.

         8. Fees and Costs. To compensate the Clearing Bank for performing the services required hereunder, the Authority hereby agrees to pay all such reasonable fees, costs and expenses as shall be charged by the Clearing Bank in connection with the Clearing Bank's obligations hereunder. Without limiting the foregoing, the Authority shall be liable to the Clearing Bank for the amount of any exchange, collection, processing, transfer, wire, postage or other out-of-pocket expenses incurred by the Clearing Bank, as determined by the Clearing Bank from time to time. During a Cash Collateral Period, the Clearing Bank shall debit the Construction Accounts by the amount of its fees on a monthly basis or shall include its fees in an account analysis statement.

         9. Resignation of Clearing Bank; Termination of Agreement.

                  9.1 The Clearing Bank may resign from its obligations under this Agreement at any time after prior written notice of not less than sixty
(60) days to the Trustee and the Authority. The Authority shall designate a successor to the Clearing Bank promptly after receipt of notice of resignation by the Clearing Bank, which successor shall be subject to the approval of the Trustee (such approval to be granted or withheld in the Trustee's sole and absolute discretion), and shall cause such designated successor promptly to assume the oblations of the Clearing Bank hereunder. It shall be an Event of Default under the Pledge and Security Agreement and the other documents evidencing, securing or otherwise relating to the Senior Notes, if a successor to the Clearing Bank acceptable to the Trustee shall not have been designated and has not assumed the obligations of the Clearing Bank prior to the effective date of the Clearing Bank's resignation.

                  9.2 The Trustee may terminate this Agreement for any reason or no reason whatsoever, at any time upon five (5) days' prior written notice to the other parties hereto. The Trustee shall terminate this Agreement by notice to the Clearing Bank after repayment of the Senior Notes to the Trustee.

                  9.3 The Authority may not unilaterally terminate this Agreement or close any of the accounts established hereunder. The Clearing Bank shall not cause or permit any such accounts to be closed unless it has received the prior written approval of the Trustee.

         10. No Right of Offset. The Clearing Bank waives any right to offset any claim against the Authority which it might have against any account maintained hereunder; provided, however, that the Clearing Bank retains the right to (a) charge the Construction Accounts for any of the Clearing Bank's fees provided for herein for which the Authority is responsible as provided above and (b) charge the Construction Accounts for all items deposited in and credited to the Construction Accounts and subsequently returned unpaid or with respect to which the Clearing Bank fails to receive final settlement.

         11. Irrevocability of Instructions. The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that the Trustee may, by written notice to the Clearing Bank, amend the instructions contained herein.

         12. Governing Effect; Assignment. Matters not covered by this Agreement shall be determined in accordance with the customary procedures of the Clearing Bank, and in the event of a conflict between the terms of this Agreement and the customary procedures of the Clearing Bank, the terms of this Agreement shall govern. The Clearing Bank shall have the right to assign or transfer its rights and obligations hereunder in connection with a merger, consolidation or sale of all or substantially all of the assets of the Clearing Bank, provided that the transferee thereof agrees in writing to be bound by the terms of this Agreement.

         13. Governing Law. Except as otherwise provided in Section 15 of this Agreement, this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         14. Liability of Clearing Bank. The Clearing Bank may rely, and shall be protected in acting, or refraining from acting, upon any notice (including, but not limited to, electronically confirmed facsimiles of such notice) believed by it to be genuine and to have been signed or presented by the proper party or parties. The duties and obligations of the Clearing Bank hereunder shall be determined solely by the express provisions of this Agreement. The Clearing Bank shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Clearing Bank.

         15. Governing Law; Jurisdiction, Governing Law Provisions

                  15.1 Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE AUTHORITY, THE TRIBE, AND THE INITIAL PURCHASER AGREE THAT THE TRANSACTIONS UNDER THIS AGREEMENT, INCLUDING THE EXECUTION OF THIS AGREEMENT, THE LENDING OF MONEY AND THE ISSUANCE OF THE SENIOR NOTES, OCCURRED OUTSIDE THE TRIBE'S RESERVATION, IN THE STATE OF NEW YORK.

                  15.2 Waiver of Sovereign Immunity. Each of the Authority and the Tribe unconditionally and irrevocably waives its sovereign immunity, and the sovereign immunity of each subdivision, agency, department, board, committee, commission, instrumentality or entity wholly-owned or wholly-controlled, directly or indirectly, by the Tribe from any suit, action, proceeding or legal process of any nature, and any and all defenses based thereon, with respect to any claim, demand, dispute, action or cause of action related or incidental to this Agreement, the Senior Notes or the Collateral Documents including the offer or sale of the Senior Notes, whether now existing or hereafter arising and whether sounding in tort, contract, or otherwise (collectively "Permitted Claims"). Such waiver extends (i) to permit the interpretation, enforcement and the seeking of legal or equitable relief and remedies (whether through an award or granting of specific performance, injunction, mandamus, damages or otherwise) through judicial proceedings and other legal process as hereinafter provided, and (ii) to permit judicial actions in any of the Applicable Courts (as defined below) to compel, enter judgment upon, enforce, modify or vacate any award or interim injunctive relief related to such arbitration authorized in this Section 15; provided, however, such waiver shall be subject to the following limitations: (a) no Person may seek enforcement or recover any damages as a result of such waiver against any property or rights of the Authority or the Tribe, except as against Gaming Assets and Gaming Assets distributed to the Tribe in contravention of the Indenture; (b) no Person will be entitled to enforce such waiver except the Trustee, holders of the Senior Notes, Persons entitled to be indemnified under this Agreement, and the successors and assigns of the Trustee and such holders and Persons (each, a "Permitted Party"); (c) no Person shall be entitled to assert a claim because of such waiver except a Permitted Claim; (d) claims permitted by such waiver may be brought only in the Applicable Courts or in arbitration proceedings as described below; and (e) all Permitted Claims shall be interpreted and subject to the internal law of the State of New York.

                  15.3 Waiver of Tribal Court. Each of the Authority and the Tribe unconditionally and irrevocably waives the jurisdiction and right of any tribal court or forum, now or hereafter existing or created, to hear or resolve any Permitted Claim. Each of the Authority and the Tribe unconditionally and irrevocably waives the application of any rule or doctrine relating to the exhaustion of tribal remedies, abstention or comity that might otherwise require or permit a Permitted Claim to be heard or resolved (either initially or finally) in a tribal court or other tribal forum.

                  15.4 Jurisdiction. Each of the Authority and the Tribe irrevocably consents to arbitration as described below and for the resolution and enforcement of Permitted Claims and actions permitted by the waivers described above, to the following courts (the "Applicable Courts"); (a) the United States District Court for the Southern District of New York and all courts to which any appeal therefrom may be available; (b) any court of the State of New York and all courts to which any appeal therefrom may be available; and (c) any court or other forum of the Tribe (to the extent that a Permitted Party has commenced or consented to an action in such court or forum).

                  15.5 Arbitration. At the election of the Trustee, any Permitted Claims must be resolved by binding arbitration under the commercial arbitration rules of the American Arbitration Association (the "AAA"), as modified by this Agreement. An arbitration proceeding may be commenced only by the Trustee, or to the extent remedies may be enforced directly by a holder of notes, by the holder upon the filing with the AAA of a Statement of Claim (within the meaning of the AAA rules) and serving a copy thereof on the Authority and the Tribe. A single arbitrator shall hear the Permitted Claim, and shall be selected in accordance with the rules of the AAA. No person shall be eligible to serve as an arbitrator if the person is related to, affiliated with or has represented in a legal capacity any party to the arbitration proceeding or any party to this Agreement. The arbitrator shall be an attorney admitted to practice and in good standing before the highest court of a state, who is experienced in advising clients in connection with commercial borrowings or the issuance of debt securities. Any party shall be permitted to engage in any discovery permitted under the rules of the AAA. However, all discovery shall be completed within 90 days following the initial filing of the Statement of Claim. The hearing on the arbitration must be held in the City of Los Angeles, California, and commence and be completed no more than 30 days after the close of discovery, and the arbitrator shall render an award in writing within 30 days of the completion of the hearing, which shall contain findings of facts and conclusions of law. Any arbitrator appointed hereunder may award interim injunctive relief before the final arbitration award. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator.

                  15.6 Service of Process. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any proper court.

                  15.7 Non-Impairment. Neither the Authority nor the Tribe nor any of their Affiliates will: (a) adopt, enact, promulgate or otherwise place into effect any law or legal requirement that impairs or interferes, or could impair or interfere, in any manner, with any right or remedy of another party hereunder or their successors and assigns (it being understood and agreed that any such law or legal requirement that is adopted, enacted, promulgated or otherwise placed into effect without the prior written consent of any affected party, successor or assign shall be void and of no effect); or (b) demand, impose or receive any tax, charge, assessment, fee or other imposition or impose any regulatory or licensing requirement against a party, their successors or assigns, except in connection with licensing required by the Compact entered into between the Tribe and the State of California, as amended from time to time.

                  15.8 IGRA Savings Provisions. It is not the intent of the parties hereto that this Agreement, whether considered alone, or together with any other one or more documents, constitute a management contract within the meaning of IGRA. Accordingly, to the extent any reasonable basis exists therefore, each and every provision hereof shall be interpreted in a manner that does not cause this Agreement to constitute a management contract, whether considered alone, or together with any other one or more documents. In no event shall any provision of this Agreement be applied, or deemed in effect or enforceable, to the extent such provision allows any action or influence by the Trustee or any other person that constitutes management of gaming in violation of IGRA. Notwithstanding any other provision herein, if any term or condition herein should cause this Agreement, alone, or together with any one or more other documents, to constitute a management contract within the meaning of IGRA, such provision shall be null and void without any further force and effect, with all other provisions not similarly null and void remaining in full force and effect. This Section shall survive as an agreement separate and apart from the remainder of this Agreement in the event of any determination that any provision of this Agreement causes the Agreement to constitute a management contract within the meaning of IGRA.

         16. Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; or (b) on the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested; or by facsimile transmission, in each case, addressed as follows:

         To the Clearing Bank:

         U.S. Bank National Association
         60 Livingston Avenue
         St. Paul, Minnesota 55107-3913
         Attn: Corporate Trust Department
         Telephone: (651) 495-3913
         Facsimile: (651) 495-8097

         To the Trustee:

         U.S. Bank National Association
         60 Livingston Avenue
         St. Paul, Minnesota 55107-3913
         Attn: Corporate Trust Department
         Telephone: (651) 495-3913
         Facsimile: (651) 495-8097

         To the Authority and the Tribe:

         River Rock Entertainment Authority
         3250 Highway 128 East
         Geyserville, California  95441
         Attn: Chairperson
         Telephone: (707) 857-2777
         Fax: (707) 857-2726

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section 16 to the others.

         17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument for the same effect as if all parties hereto signed the same signature page. A facsimile signature shall have the same force and effect as an original.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


U.S. BANK NATIONAL ASSOCIATION,
as Trustee


By:      _____________________
         Name: _______________
         Title: Vice President


RIVER ROCK ENTERTAINMENT AUTHORITY


By:      ________________________
         Name: Elizabeth DeRouen
         Title: Chairperson


THE DRY CREEK RANCHERIA BAND OF POMO INDIANS
(solely with respect to its obligations under Section 15)


By:      ________________________
         Name: Elizabeth DeRouen
         Title: Chairperson


CLEARING BANK:


U.S. BANK NATIONAL ASSOCIATION


By:      _____________________
         Name: _______________
         Title: ______________

                                CONTROL AGREEMENT
                            (Wells Fargo Bank, N.A.)


         THIS CONTROL AGREEMENT (the "Agreement") dated as of November 7, 2003, by and among U.S. Bank National Association, a national banking association, as trustee under the Indenture (as defined below) (together with its successors and assigns from time to time under the Indenture, the "Trustee"), Wells Fargo Bank, N.A., a national banking association, as disbursement agent, securities intermediary and depositary bank (together with any successor depositary bank permitted hereunder, the "Clearing Bank"), the River Rock Entertainment Authority (the "Authority"), an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California (the "Tribe") and the Tribe (solely with respect to its obligations under Section 15). All capitalized terms not expressly defined herein shall have the meanings ascribed to them in that certain Cash Collateral and Disbursement Agreement dated as of the date hereof (the "Cash Collateral Agreement") by and among the Trustee, the Disbursement Agent, the Authority, the Tribe and Merritt & Harris, Inc., unless the context otherwise requires.

                                    RECITALS


         A. Concurrently herewith, the Authority is issuing $200,000,000 aggregate principal amount of its 9.75% Senior Notes due 2011 (together with all notes issued in exchange or replacement therefor, the "Initial Senior Notes"), pursuant to the Indenture. In addition, the Authority may issue additional senior notes (other than the Initial Senior Notes) pursuant to the Indenture in accordance with the provisions thereof (collectively with the Initial Senior Notes, the "Senior Notes").

         B. The Authority and the Tribe desire to design, develop and construct three parking structures and certain related infrastructure improvements (the "Project") upon the Tribe's reservation near Geyserville, California, to support the existing gaming facility of the Authority (the gaming facility and the Project collectively the "Facility"). The Tribe has delegated to the Authority all rights and decision-making authority with respect to the development, construction and operation of the Facility pursuant to the Authority Ordinance.

         C. The net proceeds from the issuance of the Initial Senior Notes
(the "Proceeds") will be used (among other things) to repay a majority of the outstanding indebtedness of the Authority, to fund the completion of the Project, to fund the settlement of litigation involving the Tribe, to fund the acquisition of and development of an access road on certain real property adjacent to the Tribe's reservation and to repay the outstanding indebtedness of the Tribe.

         D. Contemporaneously with the execution of the Cash Collateral Agreement, $64,600,000 of the Proceeds will be deposited into the Construction Disbursement Account, $5,000,000 of the Proceeds will be deposited into the Dugan Property Improvements Account and $10,000,000 of the Proceeds will be deposited into the Construction Escrow Account.

         E. The parties have entered into the Cash Collateral Agreement to set forth the conditions upon which, and the manner in which, funds will be disbursed (a) from the Construction Disbursement Account to fund the Project,
(b) from the Dugan Property Improvements Account to fund the Dugan Project, (c) from the Construction Escrow Account to permit the Authority to fund cost overruns with respect to the Project to the extent such cost overruns cannot be satisfied from the Construction Disbursement Account, and (d) from all of the accounts established thereby for the further purposes set forth therein.


                                   EXHIBIT K-2

         F. As provided in the Cash Collateral Agreement, the Authority has selected the Clearing Bank to maintain the account of the Authority in respect of the operation and management of the Facility (together with all substitutes, renewals and replacements therefor or thereof and any and all interest earned on funds therein, the "Operating Account").

         G. This Agreement sets forth the terms and conditions pursuant to which the Clearing Bank will implement certain automatic clearing and processing functions and otherwise handle the revenues generated in connection with the Facility and pledged by the Authority in favor of the Trustee (the "Pledged Revenues"; provided, however, that for purposes of this Agreement, Pledged Revenues shall exclude Cage Cash). The Pledged Revenues will be deposited as they are received by the Authority into the Operating Account.

         H. Assets maintained in the Operating Account are owned beneficially by the Authority, subject only to the terms and conditions of the Cash Collateral Agreement.

         I. The Trustee and the Authority have agreed that during certain periods (the "Cash Collateral Periods") commenced by delivery of a Cash Collateral Period Notice (hereinafter defined) and terminated by delivery of a Cash Collateral Period Termination Notice (hereinafter defined), the Trustee shall have the right to cause the Pledged Revenues to be transferred and/or otherwise handled as directed by the Trustee.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and for ten dollars ($10.00) and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Operating Account. The Operating Account is designated as follows:

         Name: River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California

         Account No.: 4945092500.

The Trustee shall have the option to change the name of such account in its sole discretion by giving notice to the Authority and the Clearing Bank.

         2. Control of Operating Account. Subject to the Authority's limited rights of withdrawal as specified in Paragraph 6, below, the Operating Account is under the sole dominion, control and discretion of the Trustee. The Operating Account has been assigned the federal tax identification number of the Authority, which number is 68-0490898. The Clearing Bank shall not commingle amounts on deposit in the Operating Account with any other amounts held by the Clearing Bank on behalf of the Trustee, the Authority or any other person or entity.

         3. Deposits of Pledged Revenues.

                  3.1 From and after the date hereof, all Pledged Revenues shall be deposited in the Operating Account. In addition, the Clearing Bank has established the following address (the "Cash Collateral Address") to which the Authority shall forward, or cause to be directly forwarded, all Pledged Revenues not otherwise delivered to the Clearing Bank:

         Wells Fargo Bank, N.A.
         5340 Kietzke Lane, Suite 201
         Reno, Nevada 89511

                  3.2 The Clearing Bank shall receive and process all Pledged Revenues, including, but not limited to, any and all deposits presented by or on behalf of the Authority. The Clearing Bank shall receive and process all mail sent to the Cash Collateral Address and open such mail daily in order to examine same and remove instruments of payment of money contained therein. Checks, money orders or other instruments for the payment of money which may be handled as cash items by Federal Reserve Banks, if found by the Clearing Bank in its discretion to be in proper order, shall be endorsed by Clearing Bank for deposit in the Operating Account. Mail received by the Clearing Bank that contains cash will be processed by creating a deposit ticket listing the cash received for deposit into the Operating Account.

                  3.3 Within one business day following receipt, the Clearing Bank shall deposit any and all other Pledged Revenues, received by the Clearing Bank from whatever source, into the Operating Account. Items deposited with or forwarded to Clearing Bank that are returned for insufficient or uncollected funds will be redeposited the first time. Items returned unpaid a second time shall be debited to the Operating Account and returned to the Authority.

                  3.4 Any other items received by the Clearing Bank as Pledged Revenues, including but not limited to items not denominated in U.S. dollars, instruments which are not made payable to the name of the Facility, the Authority or a reasonable abbreviation or version thereof, or which are otherwise not in proper order or which should receive the Authority's special attention, shall, prior to a Trigger Event, be forwarded immediately by the Clearing Bank to the Authority, without processing.

         4. Transfer of Funds. The Authority hereby irrevocably instructs and authorizes the Clearing Bank upon and following written direction from the Trustee (as amended from time to time by the Trustee, the "Cash Collateral Period Notice") to disburse on the each business day via the ACH System, if available, or otherwise by wire transfer, to a bank and account as shall be designated by the Trustee, all amounts constituting available funds on deposit in the Operating Account. The then existing Cash Collateral Period Notice shall remain effective until revoked or modified from time to time by the Trustee. The Trustee retains the right to provide additional or different directions in the Cash Collateral Period Notice, including but not limited to amendments thereof. If transferring such amounts by the ACH System and if required by the Clearing Bank, each such transfer shall be initiated by the Trustee. If the Clearing Bank provides electronic data transfer services, the Clearing Bank shall provide the Trustee access to the Clearing Bank's electronic data transfer system for purposes of effecting such transfers. At any time that funds may not be transferred as described above in this paragraph, the Clearing Bank shall transfer amounts by wire transfer of immediately available funds.

         5. Reporting Requirements. Following the Clearing Bank's receipt of the Cash Collateral Period Notice, the Clearing Bank shall send a daily credit advice to the Authority, which credit advice shall specify the amount deposited into the Operating Account on such date. The Clearing Bank shall also send a monthly report to the Authority, which monthly report shall specify the credits and changes to the Operating Account for the previous calendar month and shall immediately establish the Trustee as user of the Clearing Bank's electronic data transfer system in accordance with the Clearing Bank's standard procedures. Upon request of the Trustee, (a) the Clearing Bank shall send to the Trustee either
(x) copies of any daily and/or monthly credit advices and any other advices or reports furnished by the Clearing Bank to the Authority hereunder or (y) information on Operating Account balances, the aggregate amount of withdrawals from the Operating Account and other similar information via the electronic data transfer system on a daily basis, and (b) the Clearing Bank shall advise the Trustee of the amount of funds in the Operating Account available for withdrawal and shall deliver to the Trustee copies of all statements and other information concerning the Operating Account as the Trustee shall reasonably request from time to time.

         6. Control of Pledged Revenues. The Authority hereby notifies the Clearing Bank, and the Clearing Bank acknowledges, that, in accordance with the Cash Collateral Agreement and the Pledge and Security Agreement and in reliance on the UCC and the Tribal UCC, (a) all amounts held in the Operating Account by the Clearing Bank from time to time have been irrevocably pledged, transferred and assigned to the Trustee as additional security for the Senior Notes, (b) the Trustee has a first security interest therein and a first lien thereon, and (c) without limiting the foregoing, the Trustee has all of the remedies of a secured party under the UCC, including without limitation the right and power to take immediate and exclusive possession of the Operating Account and to direct the disposition thereof, without any additional consent or authorization of the Authority. Prior to the Clearing Bank's receipt of a Cash Collateral Period Notice and again following receipt by the Clearing Bank from the Trustee of written notice from the Trustee that the Cash Collateral Period corresponding to the Cash Collateral Period Notice has ended (the "Cash Collateral Period Termination Notice"), the Authority has the right to make withdrawals from the Operating Account. Effective immediately following the Clearing Bank's receipt from time to time of a Cash Collateral Period Notice (until the Clearing Bank receives a Cash Collateral Period Termination Notice, which the Trustee shall deliver in a timely manner after the conditions for such delivery shall have been satisfied), (x) the Authority irrevocably waives all rights of withdrawal from the Operating Account and (y) the Clearing Bank is hereby irrevocably authorized and directed, without any additional consent or authorization of the Authority, to deliver all sums in the Operating Account and/or as shall thereafter be placed therein, as directed by the Trustee or otherwise handle same, upon and in accordance with the Trustee's instructions as provided herein and/or in subsequent instructions from the Trustee, and to otherwise follow the Trustee's instructions delivered from time to time as to the disposition of the Operating Account and such sums. The Clearing Bank agrees to notify the Trustee immediately in the event that any other party makes a claim to or with respect to the Operating Account or the amounts therein or earnings thereon.

         7. Permitted Investments.

                  7.1 The Clearing Bank and the Authority each covenants for the benefit of the Trustee that funds on deposit in the Operating Account shall be insured by the Federal Deposit Insurance Corporation up to $100,000 or other maximum limit under applicable law.

                  7.2 Funds in the Operating Account shall be invested in cash, Cash Equivalents and/or Permitted Investments. Permitted Investments are described on Exhibit A attached hereto and made a part hereof. Except as otherwise expressly provided herein or the Trustee otherwise advises the Clearing Bank in writing, all earnings on Permitted Investments shall be for the benefit of the Authority. Any proceeds from a liquidation of a Permitted Investment shall be deposited immediately in the Operating Account by the Clearing Bank, but in no event later than one business day following such liquidation.

         8. Fees and Costs. To compensate the Clearing Bank for performing the services required hereunder, the Authority hereby agrees to pay all such reasonable fees, costs and expenses as shall be charged by the Clearing Bank in connection with the Clearing Bank's obligations hereunder. Without limiting the foregoing, the Authority shall be liable to the Clearing Bank for the amount of any exchange, collection, processing, transfer, wire, postage or other out-of-pocket expenses incurred by the Clearing Bank, as determined by the Clearing Bank from time to time. During a Cash Collateral Period, the Clearing Bank shall debit the Operating Account by the amount of its fees on a monthly basis or shall include its fees in an account analysis statement.

         9. Resignation of Clearing Bank; Termination of Agreement.

                  9.1 The Clearing Bank may resign from its obligations under this Agreement at any time after prior written notice of not less than sixty
(60) days to the Trustee and the Authority. The Authority shall designate a successor to the Clearing Bank promptly after receipt of notice of resignation by the Clearing Bank, which successor shall be subject to the approval of the Trustee (such approval to be granted or withheld in the Trustee's sole and absolute discretion), and shall cause such designated successor promptly to assume the oblations of the Clearing Bank hereunder. It shall be an Event of Default under the Pledge and Security Agreement and the other documents evidencing, securing or otherwise relating to the Senior Notes, if a successor to the Clearing Bank acceptable to the Trustee shall not have been designated and has not assumed the obligations of the Clearing Bank prior to the effective date of the Clearing Bank's resignation.

                  9.2 The Trustee may terminate this Agreement for any reason or no reason whatsoever, at any time upon five (5) days' prior written notice to the other parties hereto. The Trustee shall terminate this Agreement by notice to the Clearing Bank after repayment of the Senior Notes to the Trustee.

                  9.3 The Authority may not unilaterally terminate this Agreement or close any of the accounts established hereunder. The Clearing Bank shall not cause or permit any such accounts to be closed unless it has received the prior written approval of the Trustee.

         10. No Right of Offset. The Clearing Bank waives any right to offset any claim against the Authority which it might have against any account maintained hereunder; provided, however, that the Clearing Bank retains the right to (a) charge the Operating Account for any of the Clearing Bank's fees provided for herein for which the Authority is responsible as provided above and
(b) charge the Operating Account for all items deposited in and credited to the Operating Account and subsequently returned unpaid or with respect to which the Clearing Bank fails to receive final settlement.

         11. Irrevocability of Instructions. The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that the Trustee may, by written notice to the Clearing Bank, amend the instructions contained herein.

         12. Governing Effect; Assignment. Matters not covered by this Agreement shall be determined in accordance with the customary procedures of the Clearing Bank, and in the event of a conflict between the terms of this Agreement and the customary procedures of the Clearing Bank, the terms of this Agreement shall govern. The Clearing Bank shall have the right to assign or transfer its rights and obligations hereunder in connection with a merger, consolidation or sale of all or substantially all of the assets of the Clearing Bank, provided that the transferee thereof agrees in writing to be bound by the terms of this Agreement.

         13. Governing Law. Except as otherwise provided in Section 15 of this Agreement, this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         14. Liability of Clearing Bank. The Clearing Bank may rely, and shall be protected in acting, or refraining from acting, upon any notice (including, but not limited to, electronically confirmed facsimiles of such notice) believed by it to be genuine and to have been signed or presented by the proper party or parties. The duties and obligations of the Clearing Bank hereunder shall be determined solely by the express provisions of this Agreement. The Clearing Bank shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Clearing Bank.

         15. Governing Law; Jurisdiction, Governing Law Provisions

                  15.1 Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. THE AUTHORITY, THE TRIBE, AND THE INITIAL PURCHASER AGREE THAT THE TRANSACTIONS UNDER THIS AGREEMENT, INCLUDING THE EXECUTION OF THIS AGREEMENT, THE LENDING OF MONEY AND THE ISSUANCE OF THE SENIOR NOTES, OCCURRED OUTSIDE THE TRIBE'S RESERVATION, IN THE STATE OF NEW YORK.

                  15.2 Waiver of Sovereign Immunity. Each of the Authority and the Tribe unconditionally and irrevocably waives its sovereign immunity, and the sovereign immunity of each subdivision, agency, department, board, committee, commission, instrumentality or entity wholly-owned or wholly-controlled, directly or indirectly, by the Tribe from any suit, action, proceeding or legal process of any nature, and any and all defenses based thereon, with respect to any claim, demand, dispute, action or cause of action related or incidental to this Agreement, the Senior Notes or the Collateral Documents including the offer or sale of the Senior Notes, whether now existing or hereafter arising and whether sounding in tort, contract, or otherwise (collectively "Permitted Claims"). Such waiver extends (i) to permit the interpretation, enforcement and the seeking of legal or equitable relief and remedies (whether through an award or granting of specific performance, injunction, mandamus, damages or otherwise) through judicial proceedings and other legal process as hereinafter provided, and (ii) to permit judicial actions in any of the Applicable Courts (as defined below) to compel, enter judgment upon, enforce, modify or vacate any award or interim injunctive relief related to such arbitration authorized in this Section 15; provided, however, such waiver shall be subject to the following limitations: (a) no Person may seek enforcement or recover any damages as a result of such waiver against any property or rights of the Authority or the Tribe, except as against Gaming Assets and Gaming Assets distributed to the Tribe in contravention of the Indenture; (b) no Person will be entitled to enforce such waiver except the Trustee, holders of the Senior Notes, Persons entitled to be indemnified under this Agreement, and the successors and assigns of the Trustee and such holders and Persons (each, a "Permitted Party"); (c) no Person shall be entitled to assert a claim because of such waiver except a Permitted Claim; (d) claims permitted by such waiver may be brought only in the Applicable Courts or in arbitration proceedings as described below; and (e) all Permitted Claims shall be interpreted and subject to the internal law of the State of New York.

                  15.4 Waiver of Tribal Court. Each of the Authority and the Tribe unconditionally and irrevocably waives the jurisdiction and right of any tribal court or forum, now or hereafter existing or created, to hear or resolve any Permitted Claim. Each of the Authority and the Tribe unconditionally and irrevocably waives the application of any rule or doctrine relating to the exhaustion of tribal remedies, abstention or comity that might otherwise require or permit a Permitted Claim to be heard or resolved (either initially or finally) in a tribal court or other tribal forum.

                  15.5 Jurisdiction. Each of the Authority and the Tribe irrevocably consents to arbitration as described below and for the resolution and enforcement of Permitted Claims and actions permitted by the waivers described above, to the following courts (the "Applicable Courts"); (a) the United States District Court for the Southern District of New York and all courts to which any appeal therefrom may be available; (b) any court of the State of New York and all courts to which any appeal therefrom may be available; and (c) any court or other forum of the Tribe (to the extent that a Permitted Party has commenced or consented to an action in such court or forum).

                  15.6 Arbitration. At the election of the Trustee, any Permitted Claims must be resolved by binding arbitration under the commercial arbitration rules of the American Arbitration Association (the "AAA"), as modified by this Agreement. An arbitration proceeding may be commenced only by the Trustee, or to the extent remedies may be enforced directly by a holder of notes, by the holder upon the filing with the AAA of a Statement of Claim (within the meaning of the AAA rules) and serving a copy thereof on the Authority and the Tribe. A single arbitrator shall hear the Permitted Claim, and shall be selected in accordance with the rules of the AAA. No person shall be eligible to serve as an arbitrator if the person is related to, affiliated with or has represented in a legal capacity any party to the arbitration proceeding or any party to this Agreement. The arbitrator shall be an attorney admitted to practice and in good standing before the highest court of a state, who is experienced in advising clients in connection with commercial borrowings or the issuance of debt securities. Any party shall be permitted to engage in any discovery permitted under the rules of the AAA. However, all discovery shall be completed within 90 days following the initial filing of the Statement of Claim. The hearing on the arbitration must be held in the City of Los Angeles, California, and commence and be completed no more than 30 days after the close of discovery, and the arbitrator shall render an award in writing within 30 days of the completion of the hearing, which shall contain findings of facts and conclusions of law. Any arbitrator appointed hereunder may award interim injunctive relief before the final arbitration award. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator.

                  15.6 Service of Process. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any proper court.

                  15.7 Non-Impairment. Neither the Authority nor the Tribe nor any of their Affiliates will: (a) adopt, enact, promulgate or otherwise place into effect any law or legal requirement that impairs or interferes, or could impair or interfere, in any manner, with any right or remedy of another party hereunder or their successors and assigns (it being understood and agreed that any such law or legal requirement that is adopted, enacted, promulgated or otherwise placed into effect without the prior written consent of any affected party, successor or assign shall be void and of no effect); or (b) demand, impose or receive any tax, charge, assessment, fee or other imposition or impose any regulatory or licensing requirement against a party, their successors or assigns, except in connection with licensing required by the Compact entered into between the Tribe and the State of California, as amended from time to time.

                  15.8 IGRA Savings Provisions. It is not the intent of the parties hereto that this Agreement, whether considered alone, or together with any other one or more documents, constitute a management contract within the meaning of IGRA. Accordingly, to the extent any reasonable basis exists therefore, each and every provision hereof shall be interpreted in a manner that does not cause this Agreement to constitute a management contract, whether considered alone, or together with any other one or more documents. In no event shall any provision of this Agreement be applied, or deemed in effect or enforceable, to the extent such provision allows any action or influence by the Trustee or any other person that constitutes management of gaming in violation of IGRA. Notwithstanding any other provision herein, if any term or condition herein should cause this Agreement, alone, or together with any one or more other documents, to constitute a management contract within the meaning of IGRA, such provision shall be null and void without any further force and effect, with all other provisions not similarly null and void remaining in full force and effect. This Section shall survive as an agreement separate and apart from the remainder of this Agreement in the event of any determination that any provision of this Agreement causes the Agreement to constitute a management contract within the meaning of IGRA.

         16. Notices. All notices and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been duly given and received, regardless of when and whether received, either: (a) on the day of hand delivery; or (b) on the day sent, when sent by United States certified mail, postage and certification fee prepaid, return receipt requested; or by facsimile transmission, in each case, addressed as follows:

         To the Clearing Bank:

         Wells Fargo Bank, N.A.
         5340 Kietzke Lane, Suite 201
         Reno, Nevada 89511
         Attn:  Rochane Hacket
         Telephone: (775) 689-6007
         Facsimile: (775) 689-6026

         To the Trustee:

         U.S. Bank National Association
         60 Livingston Avenue
         St. Paul, Minnesota 55107-3913
         Attn: Corporate Trust Department
         Telephone: (651) 495-3913
         Facsimile: (651) 495-8097

         To the Authority and the Tribe:

         River Rock Entertainment Authority
         3250 Highway 128 East
         Geyserville, California  95441
         Attn: Chairperson
         Telephone: (707) 857-2777
         Fax: (707) 857-2726

or at such other address as the specified entity most recently may have designated in writing in accordance with this Section 16 to the others.

         17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument for the same effect as if all parties hereto signed the same signature page. A facsimile signature shall have the same force and effect as an original.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:      ______________________
         Name: ________________
         Title: Vice President


RIVER ROCK ENTERTAINMENT AUTHORITY

By:      ________________________
         Name: Elizabeth DeRouen
         Title: Chairperson


THE DRY CREEK RANCHERIA BAND OF POMO INDIANS (solely with respect to its obligations under Section 15)

By:      ________________________
         Name: Elizabeth DeRouen
         Title: Chairperson


                                 CLEARING BANK:

         WELLS FARGO BANK, N.A.

         By: ______________________
         Name: ________________
         Title: Vice President

                                    EXHIBIT A


                              Permitted Investments


         "Permitted Investments" means:

                  (1) any Investment in the Authority;

                  (2) any Investment in Cash Equivalents;

                  (3) any Investment by the Authority in a Person, if as a result of that Investment the Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Authority;

                  (4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with the covenant in the Indenture described under "Repurchase at the Option of Holders -- Asset Sales";

                  (5) payroll advances to employees of the Authority for travel, entertainment and relocation expenses in the ordinary course of business;

                  (6) any Investments in any Persons engaged in the Gaming Business in an aggregate amount of up to $2.5 million;

                  (7) accounts and notes receivable if created or acquired in the ordinary course of business and which are payable or dischargeable in accordance with customary trade terms; and

                  (8) Investments related to Hedging Obligations, so long as such Hedging Obligations are not used for speculative purposes.

Any capitalized term in this Exhibit A not otherwise defined in the Control Agreement has the meaning ascribed thereto in the Indenture.

                                    EXHIBIT A

                              Permitted Investments


                  "Permitted Investments" means:

                  (1) any Investment in the Authority;

                  (2) any Investment in Cash Equivalents;

                  (3) any Investment by the Authority in a Person, if as a result of that Investment the Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Authority;

                  (4) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with the covenant in the Indenture described under "Repurchase at the Option of Holders -- Asset Sales";

                  (5) payroll advances to employees of the Authority for travel, entertainment and relocation expenses in the ordinary course of business;

                  (6) any Investments in any Persons engaged in the Gaming Business in an aggregate amount of up to $2.5 million;

                  (7) accounts and notes receivable if created or acquired in the ordinary course of business and which are payable or dischargeable in accordance with customary trade terms; and

                  (8) Investments related to Hedging Obligations, so long as such Hedging Obligations are not used for speculative purposes.

Any capitalized term in this Exhibit A not otherwise defined in the Control Agreement has the meaning ascribed thereto in the Indenture.

                      LAND DEVELOPMENT DISBURSEMENT REQUEST


         River Rock Entertainment Authority, an unincorporated instrumentality of The Dry Creek Rancheria Band of Pomo Indians of California, under that certain Cash Collateral and Disbursement Agreement (the "Agreement") among U.S. Bank National Association, as USB Disbursement Agent, Wells Fargo Bank, N.A., as WFB Disbursement Agent, U.S. Bank National Association, as Trustee, Merritt & Harris, Inc., as Independent Construction Consultant, River Rock Entertainment Authority and Dry Creek Rancheria Band of Pomo Indians of California dated as of November 7, 2003, hereby requests disbursement of $____________ from the Land Development Disbursement Account by the USB Disbursement Agent and certifies to the USB Disbursement Agent and the Trustee each of the following:


                  (a) Exhibit 1 attached hereto sets forth the parties to whom, the contracts under which and the line items of the Authority Budget for which payment is being requested.


                  (b) The Disbursement Agent has received copies of all Construction Contracts (and all amendments thereto) executed as of the date hereof and, with respect to each Material Construction Contract executed on or before the date hereof, copies of such performance and payment bonds as the Authority may require to be provided to the Authority pursuant to such Material Construction Contract.


Dated:  ___________, 200__.



RIVER ROCK ENTERTAINMENT AUTHORITY



By:      ________________________
         Name: _____________________________
         Title: ____________________________





By:      ________________________
         Name: _____________________________
         Title: ____________________________



                                    EXHIBIT L

                                    Exhibit 1
                                       to
                      Land Development Disbursement Request
                             Dated ___________, 200_





                                                                                              Line Item of Authority
                              Party To Whom Payment           Contract Under Which               Budget For Which
Amount of Payment                 Will Be Made                Payment Will Be Made            Payment Is Being Made
-----------------                 ------------                --------------------            ---------------------